NUVEEN Exchange-Traded Funds

JUNE 30, 1998

           Annual Report

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQJ
NNJ
New Jersey

NQP
NPY
Pennsylvania

Photo of: couple gardening.

Highlights
As of June 30, 1998

  *For investors in the 31% federal and applicable state income tax bracket.
   See your fund's performance overview in this report for more information.

 **Overall  rating within the municipal  bond  category for the period ended
   June 30, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five-, and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NQJ earned four stars for the three- and five-year periods ended June 30, 1998. NQP earned three stars for the three-year period and four stars for the five-year period, each ended June 30, 1998. In an investment category, 10% of the funds receive five stars, 22.5% receive four stars and 35% receive three stars. 195 municipal bond funds were rated for the three-year period and 175 for the five-year period, each ended June 30, 1998.

***The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

Contents
  1 Dear Shareholder
  3 New Jersey Portfolio
    Manager's Comments
  5 NQJ Performance Overview
  6 NNJ Performance Overview
  7 Pennsylvania Portfolio
    Manager's Comments
  9 NQP Performance Overview
 10 NPY Performance Overview
 11 Report of Independent Auditors
 12 Portfolio of Investments
 31 Statement of Net Assets
 32 Statement of Operations
 33 Statement of Changes in Net Assets
 34 Notes to Financial Statements
 38 Financial Highlights
 40 Building Better Portfolios
 41 Fund Information

 Credit Quality               Performance Highlights

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

AAA/Pre-refunded    60%
AA                  19%
A                    7%
BBB/NR              14%
                              o Taxable-equivalent yield of 8.62%*
                              o Steady dividend for 20 consecutive months
                              o HHHH Four-star rating by Morningstar**

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

AAA/Pre-refunded    53%
AA                  12%
A                   18%
BBB/NR              17%
                              o Taxable-equivalent yield of 8.59%*
                              o Steady or increasing dividend for 56 consecutive
                                months
                              o Outperformed Lehman Brothers Municipal Bond
                                Index for the one year period***

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

AAA/Pre-refunded    59%
AA                  22%
A                    7%
BBB/NR              12%
                              o Taxable-equivalent yield of 8.70%*
                              o Steady dividend for 23 consecutive months
                              o HHHH Four-star rating by Morningstar**

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

AAA/Pre-refunded    74%
AA                  13%
A                    4%
BBB/NR               9%
                              o Taxable-equivalent yield of 8.26%*
                              o Outperformed Lehman Brothers Municipal Bond
                                Index for the one-year period***
                              o One-year total return on net asset value of
                                10.29%

================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier AdviserSM equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and get the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sideline text:
Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I'm pleased to share with you this performance report on the Nuveen New Jersey and Pennsylvania Exchange-Traded Funds. Over the past 12 months, each of the funds in this report continued to perform well and meet its objectives of providing you with competitive tax-free income and strong after-tax total returns. The funds benefited from the strong market for fixed-income securities, as investor demand for competitive-yielding investments like the Nuveen Exchange-Traded Funds led to rising share prices over the past year. The combination of higher share prices and competitive tax-free income provided investors with an attractive total return for the year.

The Economy in Review
Over the past year, fixed-income investments enjoyed bullish performance, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems. Although interest rates have trended slightly upward in recent months, a year-to-year comparison shows that today's rates are significantly lower than those of a year ago. As indicated in the accompanying chart, between June 1997 and June 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.69% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial crisis in Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. Thanks to a strong dollar and weak commodity prices, these inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.7% for the 12 months ended June 30, 1998, among its lowest levels in years. The bond market rally gained additional strength from the "flight to quality," as investors sought a haven from ongoing Asian uncertainty by moving assets into high-quality U.S. bonds. Currently, bond market fundamentals - inflation, economic growth, interest rates, and supply - are all at levels conducive to continued strong demand for U.S. bonds. This should keep prices high and rates relatively low, helping to prolong the U.S. economic expansion.

In coming months, we will continue to watch several key factors affecting the future of the economy, including the demand for goods and services, the availability of qualified employees, and indications from the Federal Reserve. We expect that these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Chart: Bond Buyer 40

Municipal Market Review
As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the past 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities, bond credit upgrades by major credit rating agencies exceeded downgrades by significant margins. This enhanced credit quality also contributed to the funds' performance, as the upgraded bonds increased in value.

The combination of low interest rates and a strong economy stimulated a robust pace in new issuance and a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first six months of 1998 saw $146 billion of new municipal issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% from last year. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. The high level of recent issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those undervalued securities that would help the funds achieve their investment objectives.

Diversification: The Key to a Better Portfolio
In the months ahead, we believe that investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio - one that balances different types of investments, risk levels, and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. The funds also work well with other Nuveen investments, creating the foundation for a diversified, well-balanced portfolio. Recent studies by Nuveen's research team have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about diversifying your portfolio with Nuveen's equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. Today, more than ever, you can count on Nuveen for a wide range of investments and services that can help you build a well-balanced, tax-efficient portfolio designed to achieve your financial goals.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. We thank you for your continued confidence in us and our family of investments.

Sincerely,

TIMOTHY R. SCHWERTFEGER
Chairman of the Board
August 17, 1998

Sideline text: "Today, more than ever, you can count on Nuveen for a wide range of investments and services that can help you build a well-balanced, tax-efficient portfolio."

Nuveen New Jersey Exchange-Traded Funds
Portfolio Manager's Comments
Portfolio Managers Tom O'Shaughnessy and Steve Peterson discuss the state municipal market, its impact on performance and strategies for the Nuveen New Jersey Exchange-Traded Funds.

On July 1, 1998, Nuveen made several changes in the management of its funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom Futrell assumed management responsibilities for the New Jersey Investment Quality and New Jersey Premium Income Municipal Funds. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a number of other state municipal bond funds.

New Jersey State Update
New Jersey's high credit ratings for general obligation debt recognize the state's diverse economic base and strong financial management. As corporate restructurings and downsizings have slowed, state unemployment figures have stabilized. Stronger-than-anticipated business and personal income tax receipts have enabled New Jersey to build financial reserves, which should ease the state's burden in funding the $250 million court-mandated increase in education spending. The state has also earmarked funds for preventing solid waste facilities from defaulting on debt service payments. Although New Jersey has stated that it will not allow any solid waste projects to go under, all of these facilities continue to struggle in their search for ways to cut costs, as the various political entities involved each hope that another will step up and solve the problem. In the electric utilities arena, a plan for deregulation has been approved and a phase-in of competition could begin as early as April 1999. Health care deregulation has led to a number of mergers and affiliations among providers, as has been common in other parts of the country.

With intense investor interest spurred by high state and local taxes and backed by high levels of per capita wealth, the New Jersey municipal market is trading at one of the most attractive levels in the country. Demand for New Jersey municipal bonds continues to outstrip supply, and we anticipate that this situation will continue for at least the next 12 months.

Fund Performance

Total Returns
For the year ended June 30, 1998, the total return on net asset value for the Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) was 8.12%, while the Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) produced a total return on net asset value of 10.35%. These returns are equivalent to taxable returns of 11.62% and 13.65%, respectively, for investors in the combined 35.4% federal and state income tax bracket. The funds' total returns compare with the unleveraged Lehman Brothers Municipal Bond Index's annual return of 8.66%.

The differences in performance between the Nuveen New Jersey funds and the Lehman Index over the past year can be attributed to the relative length of the funds' leverage-adjusted durations - 5.82 years for NQJ and 9.77 years for NNJ - compared with the index's average duration of 7.13 years. Over the past 12 months, municipal bond yields, as measured by the Bond Buyer 40, fell almost 50 basis points, while the yield on 30-year Treasury bonds closed out the second quarter of 1998 just six basis points above its all-time low. In this environment, longer duration proved to be beneficial to performance.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enabled NNJ to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. Shorter duration results in a more defensive fund, providing NQJ with lower volatility and a cushion from price declines during periods of rising interest rates, but potentially limiting gains during market rallies.

The performance of NQJ was also impacted by a large number of pre-refundings, which can be seen in the fund's high proportion (20%) of U.S. guaranteed bonds. In a pre-refunding, bonds are essentially repaid early and secured by U.S. government or agency securities until they can be called by the issuer, typically resulting in price appreciation. Because these pre-refunded bonds have already achieved significant price appreciation, they were less able to participate in the market rally, but benefit the portfolio through lower volatility and enhanced credit quality.

Income
Despite the low interest rate environment of the past year, good call protection helped support the dividends of both funds and protect income from erosion. NQJ has now provided shareholders with 20 consecutive months of steady income. For shareholders in NNJ, the accumulation of income from higher-yielding bonds purchased over the past several years allowed us to increase the dividend in August 1997. The fund has now provided shareholders with steady or increasing dividends for 56 consecutive months. As of June 30, 1998, NQJ and NNJ offered very competitive current market yields of 5.57% and 5.55%, respectively, which translate to 8.62% and 8.59% on a taxable-equivalent basis for investors in the combined 35.4% federal and state income tax bracket.

Key Strategies
The strong demand for New Jersey municipal debt as well as the state's cyclical flow of issuance can create a challenging environment for municipal bond investors, restricting opportunities to find value in the state. We have continued to focus on maximizing the funds' tax efficiency by carefully considering the impact of each trade on capital gains and preservation of capital. Over the past year, we continued to focus on housing debt in our search for value because of these bonds' low volatility, low risk of pre-payment, and ability to produce more yield on a risk-adjusted basis than any other sector in the market. Nuveen's diligent research team helps us find the undervalued bonds in this sector that we feel provide competitive yields and have strong potential for price appreciation. In the health care sector, hospitals offered several attractive opportunities, as industry consolidation resulted in both the issuance of new debt as well as debt restructuring.

Another key strategy over the past year was to increase the income levels of the funds. We have been able to accomplish this through bond swaps, that is, selling one bond and reinvesting the proceeds in a very similar bond with a higher yield. The efforts of Nuveen's research analysts again were instrumental in finding higher-yielding bonds that are undervalued by the market and have the potential for price appreciation. In addition, we found that bonds in the maturity range of 20-30 years seldom offered enough incremental yield for assuming the additional interest rate risk associated with these longer maturity bonds. Instead, we discovered attractive opportunities among bonds with maturities of 15-20 years, which provided the best values given their historical levels of volatility.

Outlook for the Future
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and expectations over the next six months include a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of low inflation despite tight labor markets. This should inspire the Federal Reserve to continue its neutral position rather than raising interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the continuation of these factors.

Our primary goal for both of the New Jersey funds will be to continue to generate strong after-tax total returns and a high level of tax-exempt income consistent with the structure of the portfolios. This objective will be balanced with our additional goals for the portfolios, including improving protection from bond calls. As both funds near the point at which some holdings will begin to be called away, we will work to replace bonds that are nearing their call dates with longer duration bonds when it benefits the funds. As always, we continue to look for bonds that provide excellent levels of income to meet the needs of our shareholders and improve the funds' prospects for long-term total returns.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Performance Overview
As of June 30, 1998

NQJ

Portfolio Statistics
==================================================

Inception Date                                2/91
--------------------------------------------------
Share Price                                 17 1/8
--------------------------------------------------
Net Asset Value Per Share                   $15.65
--------------------------------------------------
Current Market Yield                         5.57%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.07%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.62%
--------------------------------------------------
Fund Net Assets ($000)                    $438,878
--------------------------------------------------
Average Weighted Maturity (Years)            17.03
--------------------------------------------------
Leverage-Adjusted Duration (Years)            5.82
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.38%         8.12%
--------------------------------------------------
3-Year                        11.96%         7.77%
--------------------------------------------------
5-Year                         6.63%         6.48%
--------------------------------------------------
Since Inception                8.32%         8.21%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.67%        11.62%
--------------------------------------------------
3-Year                        15.48%        11.30%
--------------------------------------------------
5-Year                        10.20%        10.14%
--------------------------------------------------
Since Inception               11.81%        11.82%
--------------------------------------------------
Top 5 Sectors
==================================================

U.S. Guaranteed                                20%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Housing (Multifamily)                          12%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation (General)                       10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0303 per share.

Chart
1997-1998 Monthly Tax-Free Dividends Per Share(3)
Jul                                    0.0795
Aug                                    0.0795
Sep                                    0.0795
Oct                                    0.0795
Nov                                    0.0795
Dec                                    0.0795
Jan                                    0.0795
Feb                                    0.0795
Mar                                    0.0795
Apr                                    0.0795
May                                    0.0795
Jun                                    0.0795

Nuveen New Jersey Premium Income Municipal Fund, Inc.
Performance Overview
As of June 30, 1998

NNJ

Portfolio Statistics
==================================================

Inception Date                               12/92
--------------------------------------------------
Share Price                                15 9/16
--------------------------------------------------
Net Asset Value Per Share                   $15.34
--------------------------------------------------
Current Market Yield                         5.55%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.04%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.59%
--------------------------------------------------
Fund Net Assets ($000)                    $274,276
--------------------------------------------------
Average Weighted Maturity (Years)            18.02
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.77
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.12%        10.35%
--------------------------------------------------
3-Year                        11.89%         9.21%
--------------------------------------------------
5-Year                         6.94%         6.97%
--------------------------------------------------
Since Inception                6.59%         7.35%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.40%        13.65%
--------------------------------------------------
3-Year                        15.36%        12.52%
--------------------------------------------------
5-Year                        10.33%        10.22%
--------------------------------------------------
Since Inception                9.83%        10.50%
--------------------------------------------------
Top 5 Sectors
==================================================

Transportation                                 22%
--------------------------------------------------
Housing (Multifamily)                          12%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Tax Obligation (General)                       10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Chart
1997-1998 Monthly Tax-Free Dividends Per Share
Jul                                     0.071
Aug                                     0.072
Sep                                     0.072
Oct                                     0.072
Nov                                     0.072
Dec                                     0.072
Jan                                     0.072
Feb                                     0.072
Mar                                     0.072
Apr                                     0.072
May                                     0.072
Jun                                     0.072

Nuveen Pennsylvania Exchange-Traded Funds
Portfolio Manager's Comments
Portfolio Manager Tom O'Shaughnessy discusses the Pennsylvania market, fund performance, and the outlook for the Nuveen Pennsylvania Exchange-Traded Funds.

Pennsylvania State Update
Pennsylvania's highly cyclical economy is growing more diverse, moving from a largely industrial make-up toward a more service-oriented one. In an attempt to take advantage of the national economic upswing - and to help counteract its reputation as an anti-business state - Pennsylvania has been cutting certain business taxes over the past several years to encourage businesses to remain in or relocate to the state. While growth in the service industries has offset losses in manufacturing sectors, sluggish performance is expected from the finance, transportation, and utility sectors due to deregulation and the ongoing consolidation of those industries.

Reflecting the broader municipal bond marketplace, the supply of Pennsylvania bonds generally improved over the last year. The benefits of this strong supply, however, were partially offset by a narrow spread between the yields on higher- and lower-quality bonds, which made it more difficult to identify value in the market. Pennsylvania's education and health care sectors provided the greatest number of issues, and therefore offered some of the year's most attractive buying opportunities.

Fund Performance
For the year ended June 30, 1998, the total return on net asset value for the Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) was 7.02%, while the Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) produced a total return on net asset value of 10.29%. These returns are equivalent to taxable returns of 10.22% and 13.03%, respectively, for investors in the combined 32.9% federal and state income tax bracket. The funds' total returns compare with the unleveraged Lehman Brothers Municipal Bond Index's annual return of 8.66%.

The differences in performance between the Nuveen Pennsylvania funds and the Lehman Index over the past year can be attributed to the relative length of the funds' leverage-adjusted durations - 5.62 years for NQP and 9.18 years for NPY - compared with the index's average duration of 7.13 years. Over the past 12 months, municipal bond yields, as measured by the Bond Buyer 40, fell almost 50 basis points, while the yield on 30-year Treasury bonds closed out the second quarter of 1998 just six basis points above its all-time low. In this environment, longer duration proved to be beneficial to performance.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enabled NPY to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. Shorter duration results in a more defensive fund, providing NQP with lower volatility and a cushion from price declines during periods of rising interest rates, but potentially limiting gains during market rallies.

NQP
The performance of NQP was also impacted by a large number of pre-refundings, which can be seen in the fund's high proportion (48%) of U.S. guaranteed bonds. In a pre-refunding, bonds are essentially repaid early and secured by U.S. government or agency securities until they can be called by the issuer, typically resulting in price appreciation. Because these pre-refunded bonds have already achieved significant price appreciation, they were less able to participate in the market rally, but benefit the portfolio through lower volatility and enhanced credit quality. Over the past year, good call protection helped support the dividend of NQP and protect income from erosion. The fund has now provided shareholders with 23 consecutive months of steady income. As of June 30, 1998, the fund offered a current market yield of 5.84%, which translates to 8.70% on a taxable-equivalent basis for investors in the combined 32.9% federal and state income tax bracket.

NPY
Over the past year, we found value in a number of intermediate-term municipal bonds, which offered somewhat lower yields, but strong price appreciation potential. The resulting lower level of current income being earned by the portfolio necessitated a dividend reduction in May of this year. Despite the adjustment, the fund continues to provide a very competitive current market yield of 5.54%, which translates to 8.26% on a taxable-equivalent basis for investors in the 32.9% combined federal and state income tax bracket.

Key Strategies
As of June 30, 1998, both funds held a high proportion of their assets in AAA rated bonds: 59% for NQP and 74% for NPY. We focused on these high-quality bonds because we feel that in the current market environment, lower-rated bonds provide little compensation for taking on additional credit risk. However, NQP has a relatively high allocation of BBB bonds that were purchased when the fund was assembled in 1991. This highlights Nuveen's value investing approach to finding undervalued securities, as we purchased BBB bonds that provided very competitive yields, and were backed by healthy financial positions but were out of favor at the time. In NPY, a key strategy over the past year has been to use the fund's tax-loss carry-forwards to sell bonds that have appreciated in value without having to distribute taxable capital gains to shareholders. This allowed us to take advantage of short-term opportunities in the market, such as when a large issuance comes to market and temporarily depresses prices.

Over the past year, we found that bonds in the maturity range of 20-30 years seldom offered enough incremental yield for assuming the additional interest rate risk associated with these longer maturity bonds. Instead, we discovered attractive opportunities among bonds with maturities of 15-20 years, which provided the best values given their historical levels of volatility.

Outlook for the Future
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and expectations over the next six months include a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of low inflation despite tight labor markets. This should inspire the Federal Reserve to continue its neutral position rather than raising interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the continuation of these factors.

Over the coming months, our focus for NQP will be on capital preservation and maintaining the fund's income stream. This fund will see approximately $10 million of bond calls over the next 12 months, and we plan to reinvest the proceeds from those calls in bonds with competitive yields to try to avoid impacting the fund's income level to the extent possible. In NPY, we will continue to use tax-loss carry-forwards to maximize the fund's assets and enhance its income stream. At the state level, the continued merger-and-acquisition turmoil in the health care sector requires close monitoring of the fund's hospital bonds, and we will rely on Nuveen's research team for expert fundamental analysis on these holdings.

Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview
As of June 30, 1998

NQP

Portfolio Statistics
==================================================

Inception Date                                2/91
--------------------------------------------------
Share Price                                 17 1/4
--------------------------------------------------
Net Asset Value Per Share                   $15.94
--------------------------------------------------
Current Market Yield                         5.84%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.46%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.70%
--------------------------------------------------
Fund Net Assets ($000)                    $363,139
--------------------------------------------------
Average Weighted Maturity (Years)            18.61
--------------------------------------------------
Leverage-Adjusted Duration (Years)            5.62
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.77%         7.02%
--------------------------------------------------
3-Year                        10.41%         7.01%
--------------------------------------------------
5-Year                         6.52%         6.41%
--------------------------------------------------
Since Inception                8.67%         8.76%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.78%        10.22%
--------------------------------------------------
3-Year                        13.59%        10.27%
--------------------------------------------------
5-Year                         9.77%         9.78%
--------------------------------------------------
Since Inception               11.89%        12.13%
--------------------------------------------------
Top 5 Sectors
==================================================

U.S. Guaranteed                                48%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Housing (Single-Family)                        13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation (General)                        6%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the after-tax yield of the Nuveen fund. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.9%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 32.9%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0524 per share.

Chart:
1997-1998 Monthly Tax-Free Dividends Per Share 3
Jul                                     0.084
Aug                                     0.084
Sep                                     0.084
Oct                                     0.084
Nov                                     0.084
Dec                                     0.084
Jan                                     0.084
Feb                                     0.084
Mar                                     0.084
Apr                                     0.084
May                                     0.084
Jun                                     0.084

Nuveen Pennsylvania Premium Income Municipal Fund 2
Performance Overview
As of June 30, 1998

NPY

Portfolio Statistics
==================================================

Inception Date                                3/93
--------------------------------------------------
Share Price                                13 7/16
--------------------------------------------------
Net Asset Value Per Share                   $14.86
--------------------------------------------------
Current Market Yield                         5.54%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.03%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.26%
--------------------------------------------------
Fund Net Assets ($000)                    $352,123
--------------------------------------------------
Average Weighted Maturity (Years)            20.96
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.18
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         6.27%        10.29%
--------------------------------------------------
3-Year                         7.63%         9.76%
--------------------------------------------------
5-Year                         4.47%         6.64%
--------------------------------------------------
Since Inception                3.81%         6.79%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.18%        13.03%
--------------------------------------------------
3-Year                        10.68%        12.62%
--------------------------------------------------
5-Year                         7.50%         9.56%
--------------------------------------------------
Since Inception                6.70%         9.60%
--------------------------------------------------
Top 5 Sectors
==================================================

Health Care                                    16%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the after-tax yield of the Nuveen fund. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.9%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 32.9%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Chart
1997-1998 Monthly Tax-Free Dividends Per Share
Jul                                     0.065
Aug                                     0.065
Sep                                     0.065
Oct                                     0.065
Nov                                     0.065
Dec                                     0.065
Jan                                     0.065
Feb                                     0.065
Mar                                     0.065
Apr                                     0.065
Jun                                     0.062
Jul                                     0.062

Report of Independent Auditors

The Boards of Directors, Trustees and Shareholders
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2 as of June 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2 at June 30, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP


Chicago, Illinois
August 14, 1998

                Portfolio of Investments
                NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) June 30, 1998

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.5%

$   6,250,000   The Pollution Control Financing Authority of Salem County (New Jersey),
                Waste Disposal Revenue Bonds (E.I. du Pont de Nemours and Company-Chambers
                Works Project), 1991 Series A, 6.500%, 11/15/21 (Alternative Minimum Tax)      11/01 at 102   AA-       $6,705,813

------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.2%

    1,000,000   New Jersey Economic Development Authority, Economic Development Bonds,
                Bridgewater Resources Inc., Series 1991,
                 9.500%, 2/01/01 (Alternative Minimum Tax)                                     No Opt. Call   N/R        1,030,000

------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.2%

    5,000,000   New Jersey Economic Development Authority, Economic Development Revenue
                Bonds (J &J Snack Foods Corporation of New Jersey Project), Series 91,
                 7.250%, 12/01/05 (Alternative Minimum Tax)                                     12/98 at 103   N/R        5,204,050

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.3%

      295,000   Higher Education Assistance Authority (State of New Jersey), Senior
                Student Loan Revenue Bonds, 1991 Series A,
                 7.200%, 7/01/09 (Alternative Minimum Tax)                                     7/01 at 102    A            315,712

                New Jersey Educational Facilities Authority, Revenue Bonds, Saint
                Peter's College, Issue 1998, Series B:
    1,000,000    5.375%, 7/01/18                                                               7/08 at 102    BBB        1,002,630
    1,750,000    5.500%, 7/01/27                                                               7/08 at 102    BBB        1,756,860

    1,250,000   New Jersey Educational Facilities Authority, Seton Hall University
                Project Revenue Bonds, Series F,
                 5.000%, 7/01/21 (DD)                                                          7/08 at 101    Aaa        1,228,863

                New Jersey Educational Facilities Authority, Seton Hall
                University Project Revenue Bonds, 1991 Series, Project D:
      500,000    6.875%, 7/01/10                                                               7/01 at 102    A-           539,045
    2,500,000    7.000%, 7/01/21                                                               7/01 at 102    A-         2,692,200

    6,000,000   New Jersey Higher Educational Assistance Authority, Student Loan Revenue
                Bonds, New Jersey Class Loan Program, Series 1997 A,
                 5.800%, 6/01/16 (Alternative Minimum Tax)                                     6/07 at 102    Aaa        6,401,940

                Rutgers, The State University (State University of New Jersey),
                General Obligation Refunding Bonds, 1992 Series A:
    2,900,000    6.500%, 5/01/13                                                               5/02 at 102    AA         3,157,926
    1,725,000    6.500%, 5/01/18                                                               5/02 at 102    AA         1,875,869

------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.8%

      300,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Community Medical Center/Kensington Manor Care Center Issue, Series E,
                 7.000%, 7/01/20                                                               7/00 at 102    Aaa          320,955

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
    3,600,000    6.800%, 7/01/05                                                               7/02 at 102    A-         3,980,736
    2,800,000    6.800%, 7/01/11                                                               7/02 at 102    A-         3,085,236

    7,500,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                JFK Health Systems, Obligated Group Issue, Series 1991,
                 6.600%, 7/01/08                                                               7/01 at 102    Aaa        8,161,950

    9,300,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Centrastate Medical Center Issue, Series A,
                 6.625%, 7/01/11                                                               7/01 at 102    Aaa       10,042,047

    3,000,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Beth
                Israel Hospital Association of Passaic Issue, Series B,
                 6.250%, 7/01/14                                                               7/99 at 100    Aaa        3,062,730

    2,070,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Robert Wood Johnson University Hospital, Series B,
                 6.625%, 7/01/16                                                               7/01 at 102    Aaa        2,235,165

    4,350,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Mercer Medical Center Issue, Series 1991,
                 6.500%, 7/01/10                                                               7/01 at 102    Aaa        4,696,043

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)
$   5,025,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Pascack Valley Hospital Association Issue, Series 1991,
                 6.700%, 7/01/11                                                               7/01 at 102    BBB    $   5,345,645

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnert Hospital (FHA Insured Mortgage), Series B:
      610,000    6.750%, 8/01/11                                                               2/01 at 102    AAA          657,342
    2,845,000    6.800%, 8/01/19                                                               2/01 at 102    AAA        3,051,092

    3,800,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Palisades Medical Center, Obligated Group Issue, Series 1992,
                 7.500%, 7/01/06                                                               7/02 at 102    Ba1        4,081,922

    2,535,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Deborah Heart and Lung Center Issue, Series of 1993,
                 6.200%, 7/01/13                                                               7/03 at 102    Baa2       2,649,709

      250,000   Catholic East Health System, Revenue Bonds, Series 1998 A,
                 5.000%, 11/15/08                                                              No Opt. Call   Aaa          259,523

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.5%

    4,500,000   New Jersey Housing Mortgage Finance Agency, Multi-Family Housing Revenue
                Bonds, 1996 Series A,
                 6.250%, 5/01/28 (Alternative Minimum Tax)                                     5/06 at 102    Aaa        4,813,335

   12,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue
                Bonds (Presidential Plaza at Newport Project-FHA Insured Mortgage),
                1991 Series 1, 7.000%, 5/01/30                                                 11/01 at 102   AAA       12,989,400


    1,500,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing
                Revenue Bonds, 1995 Series A, 6.000%, 11/01/14                                 5/05 at 102    Aaa        1,597,140


                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
    3,000,000    6.800%, 11/01/05                                                              11/02 at 102   AA+        3,210,840
    2,500,000    6.900%, 11/01/07                                                              11/01 at 103   AA+        2,678,475
    4,700,000    6.950%, 11/01/08                                                              11/01 at 103   AA+        5,035,204
    1,000,000    7.100%, 11/01/11                                                              11/01 at 103   AA+        1,071,080

    9,650,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,
                1992 Series A, 6.950%, 11/01/13                                                5/02 at 102    A+        10,398,551


    2,920,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding
                Bonds, 1992 Series One, 6.700%, 11/01/28                                       11/02 at 102   A+         3,127,495


    3,790,000   The Hudson County Improvement Authority, Multifamily Housing Revenue Bonds,
                Series 1992 A, (Conduit Financing-Observer Park Project),
                 6.900%, 6/01/22 (Alternative Minimum Tax)                                     6/04 at 100    AAA        4,062,691

    1,495,000   Housing Finance Corporation of the City of Long Branch, New Jersey,
                Section 8 Assisted Housing Revenue Bonds, Washington Manor Associates,
                Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11                                                            10/98 at 100   N/R        1,517,664

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.5%

    3,255,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1989 Series D,
                 7.600%, 10/01/09 (Alternative Minimum Tax)                                    10/99 at 102   Aaa        3,389,464

    5,500,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1990 Series F-2,
                 6.300%, 4/01/25 (Alternative Minimum Tax)                                     10/00 at 102   Aaa        5,668,465

    2,605,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1995 Series O,
                 6.350%, 10/01/27 (Alternative Minimum Tax)                                    10/05 at 101 1/2  Aaa      2,791,153

   10,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1997 Series U,
                 5.850%, 4/01/29 (Alternative Minimum Tax)                                      10/07 at 101 1/2  Aaa    10,417,700

    5,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1996 Series S,
                 6.050%, 10/01/28 (Alternative Minimum Tax)                                    4/07 at 101 1/2  Aaa       5,295,500

      710,000   Puerto Rico Housing Finance Corporation, Single Family Mortgage Revenue Bonds,
                Portfolio One, Series C, 6.750%, 10/15/13                                        10/01 at 102   Aaa         751,613


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.9%

    5,000,000   State of New Jersey, General Obligation Bonds, Various Series,
                 6.375%, 8/01/11                                                              8/02 at 101 1/2  Aaa1      5,450,750

                State of New Jersey, General Obligation Bonds, Series D:
    8,000,000    5.750%, 2/15/06                                                               No Opt. Call   Aa1        8,755,040
    5,000,000    6.000%, 2/15/11                                                               No Opt. Call   Aa1        5,651,600

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)
$   1,265,000   Township of East Brunswick, in the County of Middlesex, New Jersey,
                General Obligation Refunding Bonds, Series 1993,
                 5.125%, 4/01/13                                                               4/03 at 101    Aa2       $1,281,609

                County of Essex, New Jersey, General Obligation Refunding Bonds
                of 1996, Tax-Exempt Bonds of 1996, Series A-1:
    3,000,000    6.000%, 11/15/07                                                              No Opt. Call   Aaa        3,361,650
    1,000,000    5.000%, 11/15/11                                                              8/07 at 101    Aaa        1,016,550

    2,320,000   City of Hoboken, Fiscal Year Adjustment General Obligation Bonds, Series 1991,
                 8.900%, 8/01/06                                                               No Opt. Call   Aaa        3,023,030

    5,250,000   Township of Howell, In the County of Monmouth, New Jersey, General
                Obligation Refunding Bonds, Series 1991,
                 6.800%, 1/01/04                                                               1/02 at 102    Aaa        5,755,838

    3,675,000   The City of New Jersey (Hudson County, New Jersey), Fiscal Year Adjustment
                Bonds, Series B 1991,
                 8.400%, 5/15/06                                                               1/02 at 102    Aaa        4,625,980

    1,000,000   The Monmouth County Improvement Authority (Monmouth County, New Jersey),
                Revenue Bonds, Series 1997 (Howell Township Board of Education Project),
                  5.800%, 7/15/17                                                              7/07 at 101    Aaa        1,070,930

    2,000,000   Town of Morristown, In the County of Morris, New Jersey, General Obligation
                Refunding Bonds, Series 1995,
                 6.500%, 8/01/19                                                               8/05 at 102    Aaa        2,266,880

    1,000,000   Township of West Deptford, County of Gloucester, New Jersey, General
                Obligation Bonds, Series of 1996,
                 5.250%, 3/01/14                                                               3/06 at 102    Aaa        1,026,240

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.2%

    2,445,000   New Jersey Sports and Exposition Authority, State Contract Bonds,
                1992 Series A,
                 6.500%, 3/01/19                                                               3/02 at 102    Aa         2,672,263

                The Bergen County Utilities Authority, 1998 Water Pollution Control
                System Revenue Bonds, Series A:
    2,760,000    5.000%, 12/15/13                                                              12/07 at 101   Aaa        2,767,756
    3,400,000    5.000%, 12/15/14                                                              12/07 at 101   Aaa        3,401,292

    1,000,000   The Board of Education of the Town of Dover, in the County of Morris,
                New Jersey, as Lessee, Certificates of Participation,
                 6.600%, 6/01/11                                                               12/01 at 100   Aaa        1,069,420

    2,535,000   The Board of Education of the Township of Mansfield, in the County of Warren,
                New Jersey, Certificates of Participation,
                 5.900%, 3/01/15                                                               3/06 at 102    Aaa        2,726,773

                The State of New Jersey, as Lessee, and The Mercer County Improvement
                Authority, as Lessor, Relating to the Richard J. Hughes Justice Complex:
    3,000,000    6.050%, 1/01/09                                                               No Opt. Call   Aa         3,004,320
    1,585,000    6.050%, 1/01/13                                                               No Opt. Call   Aa         1,587,282
    1,000,000    6.050%, 1/01/14                                                               No Opt. Call   Aa         1,001,440
    1,720,000    6.050%, 1/01/16                                                               No Opt. Call   Aa         1,722,477
    2,000,000    6.050%, 1/01/17                                                               No Opt. Call   Aa         2,002,840

    1,895,000   North Bergen Township Municipal Utility Authority, Sewer Revenue Refunding
                Bonds, Series 1993
                 7.875%, 12/15/09                                                              No Opt. Call   Aa         2,461,662

    1,180,000   The Raritan Township Municipal Utilities Authority (Hunterdon County,
                New Jersey) (Secured by a Service Contract with the Township of Raritan),
                Revenue Bonds, Series 1992 (Bank Qualified),
                 6.450%, 5/01/12                                                               5/02 at 102    A+         1,268,996

    1,465,000   The South Toms River Sewerage Authority (Ocean County, New Jersey), Sewer
                Refunding Revenue Bonds, Series 1992 (Bank Qualified),
                 7.400%, 11/01/05                                                              11/02 at 102   N/R        1,569,733

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 10.7%

    3,000,000   New Jersey Economic Development Authority (American Airlines, Inc. Project),
                 7.100%, 11/01/31 (Alternative Minimum Tax)                                    11/01 at 102   Baa2       3,267,150

    3,500,000   New Jersey Highway Authority (Garden State Parkway), Senior Parkway Revenue
                 Refunding Bonds, 1992 Series,
                  6.250%, 1/01/14                                                              1/02 at 102    AA-        3,777,095

    5,000,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 A
                (Refunding Bonds),
                 6.900%, 1/01/14                                                               1/99 at 100    Baa1       5,006,850

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 C:
    9,000,000    6.500%, 1/01/08                                                               No Opt. Call   Aaa       10,368,090
    1,675,000    6.500%, 1/01/16                                                               No Opt. Call   Baa1       1,947,556

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)
$   4,300,000   The Port Authority of New York and New Jersey, Special Project Bonds,
                Series 1R, Delta Air Lines, Inc. Project, LaGuardia Airport Passenger
                Terminal, 6.950%, 6/01/08                                                      6/02 at 102    BBB-      $4,695,514


    4,500,000   The Port Authority of New York and New Jersey Consolidated Bonds,
                Eighty-Fourth Series,
                 6.000%, 1/15/28 (Alternative Minimum Tax)                                     1/03 at 101    AA-        4,764,555

    3,150,000   The Port Authority of New York and New Jersey Consolidated Bonds,
                Ninety-Fifth Series,
                 6.125%, 7/15/29 (Alternative Minimum Tax)                                     7/04 at 101    AA-        3,375,666

    5,000,000   Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred
                Second Series (Revenue Bonds), Non-AMT Bonds,
                 5.875%, 10/15/27                                                              10/02 at 101   Aaa        5,311,550

    4,350,000   The Port Authority of New York and New Jersey, Special Project Bonds,
                Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/25 (Alternative Minimum Tax)                                    12/07 at 100   Aaa        4,560,845

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.7%

    5,600,000   New Jersey Economic Development Authority, Lease Rental Bonds, 1992
                Series (Liberty State Park Project),
                 6.800%, 3/15/22 (Pre-refunded to 3/15/02)                                     3/02 at 102    Aaa        6,214,264

                New Jersey Economic Development Authority, Revenue Bonds (New Jersey
                Performing Arts Center Site Acquisition Project), 1991 Series:
      610,000    6.600%, 6/15/04 (Pre-refunded to 6/15/01)                                     6/01 at 102    Aaa          664,979
    3,800,000    6.750%, 6/15/12 (Pre-refunded to 6/15/01)                                     6/01 at 102    Aaa        4,158,264

    4,875,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                St. Peter's Medical Center Issue, Series E,
                 6.875%, 7/01/11 (Pre-refunded to 7/01/01)                                     7/01 at 102    Aaa        5,350,800

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnett Hospital (FHA Insured Mortgage), Series B:
       90,000    6.750%, 8/01/11 (Pre-refunded to 2/01/01)                                     2/01 at 100    AAA           97,633
      355,000    6.800%, 8/01/19 (Pre-refunded to 2/01/01)                                     2/01 at 102    AAA          385,502

    9,300,000   New Jersey Highway Authority (Garden State Parkway), Senior Parkway
                Revenue Bonds, 1989 Series,
                 7.250%, 1/01/16 (Pre-refunded to 1/01/99)                                     1/99 at 102    Aaa        9,653,400

       35,000   New Jersey Wastewater Treatment Trust, Wastewater Treatment Insured Bonds,
                Series 1988 A,
                 7.375%, 5/15/08 (Pre-refunded to 7/01/98)                                     7/98 at 102    Aaa           35,704

                State of New Jersey, General Obligation Bonds (Various Bonds):
    8,200,000    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                                    9/01 at 101 1/2  AA+***    8,976,458
    3,000,000    6.750%, 9/15/09 (Pre-refunded to 9/15/01)                                    9/01 at 101 1/2  Aaa       3,284,070
      850,000    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                                    9/01 at 101 1/2  AA+***      931,643

    1,500,000   The Board of Education of the Township of Bedminster, Certificates of
                Participation, in the County of Somerset, New Jersey,
                 7.125%, 9/01/10                                                               3/01 at 102    A1         1,641,840

    7,000,000   The Bergen County Utilities Authority, 1992 Water Pollution Control System
                Revenue Bonds, Series A,
                 6.500%, 12/15/12 (Pre-refunded to 6/15/02)                                    6/02 at 102    Aaa        7,731,220

    7,800,000   County of Essex, New Jersey, Fiscal Year Adjustment Bonds, Series 1991,
                 6.500%, 12/01/11 (Pre-refunded to 12/01/01)                                   12/01 at 101   Aaa        8,489,130

    4,095,000   The Board of Education of the Township of Evesham, in the County of
                Burlington, New Jersey, Certificates of Participation,
                 6.875%, 9/01/11 (Pre-refunded to 9/01/01)                                     9/01 at 102    Aaa        4,514,778

    8,200,000   The City of Jersey (Hudson County, New Jersey), Fiscal Year Adjustment
                Bonds, Series A 1991,
                 6.600%, 5/15/11 (Pre-refunded to 5/15/01)                                     5/01 at 102    Aaa        8,924,142

      950,000   The Mercer County Improvement Authority, Mercer County, New Jersey, Revenue
                Bonds (County Courthouse Project), Series 1991,
                 6.600%, 11/01/14 (Pre-refunded to 11/01/00)                                   11/00 at 102   Aa2***     1,023,863

    3,500,000   The Monmouth County Improvement Authority (Monmouth County, New Jersey),
                Sewage Facilities Revenue Refunding Bonds, Series 1991,
                 6.750%, 2/01/13 (Pre-refunded to 2/01/01)                                     2/01 at 102    Aaa        3,799,530

    1,200,000   County of Passaic, New Jersey, General Improvement Bonds,
                 6.700%, 9/01/10 (Pre-refunded to 9/01/99)                                     9/99 at 102    N/R***     1,263,611

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,
                 7.000%, 7/01/11 (Pre-refunded to 7/01/01)                                     7/01 at 102    Aaa        6,615,600

    2,450,000   University of Medicine and Dentistry of New Jersey Bonds, Series E,
                 6.500%, 12/01/18 (Pre-refunded to 12/01/01)                                   12/01 at 102   AA-***      2,685,395

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.7%
$     400,000   New Jersey Economic Development Authority, Fixed Rate Pollution Control
                Revenue Bonds, 1985 Series (Jersey Central Power and Light Company Project),
                 7.100%, 7/01/15                                                               7/01 at 103    Baa1      $  439,523

    3,700,000   Pollution Control Financing Authority of Camden County (Camden County,
                New Jersey), Solid Waste Disposal and Resource Recovery System Revenue
                Bonds, Series 1991B,
                 7.500%, 12/01/09 (Alternative Minimum Tax)                                    12/01 at 102   B2         3,704,698

    3,500,000   Pollution Control FInancing Authority of Camden County (Camden County,
                New Jersey), Solid Waste Disposal and Resource Recovery System Revenue
                Bonds, Series 1991A,
                 7.500%, 12/01/10 (Alternative Minimum Tax)                                    12/01 at 102   B2         3,504,444

    8,000,000   Pollution Control Financing Authority of Middlesex County (New
                Jersey), Pollution Control Revenue Refunding Bonds, Series 1992
                (Amerada Hess Corporation Project),
                 6.875%, 12/01/22                                                              12/02 at 102   N/R        8,752,160

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Y,
                 7.000%, 7/01/07                                                               No Opt. Call   Aaa        7,156,740

   10,000,000   The Union County Utilities Authority (New Jersey), Solid Waste System
                Revenue Bonds, Series D,
                 6.850%, 6/15/14 (Alternative Minimum Tax)                                     6/02 at 102    Aaa       10,365,100

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.8%

    5,000,000   New Jersey Economic Development Authority, Water Facilities Revenue Bonds,
                Series 1991 (New Jersey-American Water Company, Inc. Project),
                 7.400%, 11/01/01 (Alternative Minimum Tax)                                    No Opt. Call   N/R        5,172,100

    7,500,000   New Jersey Economic Development Authority, Water Facilities Revenue Bonds,
                New Jersey-American Water Company, Series 96,
                 6.000%, 5/01/36 (Alternative Minimum Tax)                                     5/06 at 102    Aaa        8,073,524

    2,250,000   New Jersey Water Supply Authority, Water System Revenue Bonds, Series 1988
                (Delaware and Raritan System),
                 7.875%, 11/01/13 (Alternative Minimum Tax)                                   11/98 at 102    A+         2,319,750

                Cape May County Municipal Utilities Authority, Sewer Revenue Refunding Bonds,
                Series 1992-A:
    2,000,000    6.000%, 1/01/11                                                               1/03 at 102    Aaa        2,162,300
    7,600,000    5.750%, 1/01/16                                                               1/03 at 102    Aaa        7,966,776

    4,000,000   Passaic Valley Sewerage Commissioners (State of New Jersey), Sewer System
                Bonds, Series D,
                 5.800%, 12/01/18                                                              12/02 at 102   Aaa        4,218,560
------------------------------------------------------------------------------------------------------------------------------------
$ 399,610,000   Total Investments - (cost $400,262,336) - 98.0%                                                        430,251,496
=============
                Other Assets Less Liabilities - 2.0%                                                                     8,626,453
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $438,877,949
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

       Portfolio of Investments
       NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)
       June 30, 1998
   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.8%
$   4,880,000   New Jersey Economic Development Authority, Economic Development Bonds
                (Bridgewater Resources Inc. Project), 1994 Series A,
                 8.375%, 11/01/04 (Alternative Minimum Tax)                                    No Opt. Call   N/R       $5,026,400

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 10.9%

      790,000   Higher Education Assistance Authority (State of New Jersey), Student
                Loan Revenue Bonds, 1992 Series A, New Jersey Class Loan Program,
                 6.125%, 7/01/09 (Alternative Minimum Tax)                                     7/02 at 102    A+           823,346

    4,795,000   Higher Education Assistance Authority (State of New Jersey), Student Loan
                Revenue Bonds, 1993 Series A, New Jersey Class Loan Program,
                 5.300%, 7/01/10 (Alternative Minimum Tax)                                     7/03 at 102    A+         4,900,394

                New Jersey Educational Facilities Authority, Revenue Bonds, Series 1996A,
                Trenton State College Issue:
    4,000,000    5.100%, 7/01/21                                                               7/06 at 101    Aaa        3,954,600
    3,750,000    5.125%, 7/01/24                                                               7/06 at 101    Aaa        3,718,050

    3,600,000   New Jersey Economic Development Authority, Economic Development Bonds
                (Yeshiva K'Tana of Passaic-1992 Project),
                 8.000%, 9/15/18                                                               No Opt. Call   N/R        4,556,628

      890,000   New Jersey Educational Facilities Authority, Trenton State College Issue,
                Revenue Bonds, Series 1976 D,
                 6.750%, 7/01/08                                                               7/98 at 100    A+           891,976

    2,095,000   New Jersey Educational Facilities Authority, Refunding Revenue Bonds,
                Trenton State College Issue, Series 1992 E,
                 6.000%, 7/01/09                                                               7/02 at 102    Aaa        2,272,949

    1,500,000   New Jersey Educational Facilities Authority, Higher Education Facilities,
                Trust Fund Bonds, Series 1995 A,
                 5.125%, 9/01/02                                                               No Opt. Call   Aaa        1,558,575

    1,000,000   New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey
                Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24                                                               7/04 at 102    Aaa        1,088,760

    2,500,000   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College
                of New Jersey Issue, Series 1996 E,
                 6.000%, 7/01/21                                                               7/06 at 101    Aaa        2,711,900

    3,330,000   New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State
                University, Series 1996-C (Dormitory/Cafeteria Facility),
                 5.400%, 7/01/12                                                               7/06 at 10     Aaa        3,486,277

------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 0.4%

    1,140,000   New Jersey Economic Development Authority, Economic Growth Bonds, Composite
                Issue-1992 Second Series T,
                 5.300%, 12/01/07 (Alternative Minimum Tax)                                    12/03 at 102   Aa3        1,194,378


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 4.4%

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series 1994:
    1,015,000    7.000%, 7/01/03                                                               No Opt. Call   Aaa        1,141,307
      800,000    7.000%, 7/01/04                                                               No Opt. Call   Aaa          912,080

       45,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                St. Peter's Medical Center Issue, Series F,
                 5.000%, 7/01/11                                                               7/03 at 102    Aaa           45,543

      895,000   New Jersey Health Care Facilities Financing Authority, Refunding Revenue
                Bonds, Wayne General Hospital Corp. Issue (FHA Insured Mortgage), Series B,
                 5.750%, 8/01/11                                                               8/04 at 102    AAA          951,081

    2,000,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Monmouth Medical Center Issue, Series C, 6.250%, 7/01/16                       7/04 at 102    Aaa        2,199,620

    7,000,000   Puerto Rico Industrial, Medical, Educational, and Environmental Pollution
                Control Facilities Financing Authority, Adjustable Rate Industrial Revenue
                Bonds, 1983 Series A (American Home Products Corporation Project),
                 5.100%, 12/01/18                                                              12/03 at 103   A2         6,881,980

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.1%
$   2,250,000   New Jersey Housing Finance Agency, Special Pledge Revenue Obligations,
                1975 Series One,
                 9.000%, 11/01/18                                                              11/98 at 102   A1     $   2,306,678

    4,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing Revenue
                Refunding Bonds (Presidential Plaza at Newport Project-FHA Insured Mortgages),
                1991 Series 1,
                 7.000%, 5/01/30                                                               11/01 at 102   AAA        4,329,800

    2,875,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing
                Revenue Bonds, 1995 Series A,
                 6.000%, 11/01/14                                                              5/05 at 102    Aaa        3,061,185

    7,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing
                Revenue Bonds, 1997 Series A,
                 5.550%, 5/01/27 (Alternative Minimum Tax)                                    11/07 at 101 1/2 Aaa       7,171,150

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,
                1992 Series A:
    2,365,000    6.700%, 5/01/05                                                               5/02 at 102    A+         2,537,550
    8,000,000    6.950%, 11/01/13                                                              5/02 at 102    A+         8,620,560

    3,815,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding
                Bonds, 1992 Series One,
                 6.700%, 11/01/28                                                              11/02 at 102   A+         4,086,094

      915,000   Housing Finance Corporation of the City of Long Branch, New Jersey,
                Section 8 Assisted Housing Revenue Bonds, Washington Manor Associates,
                Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11                                                             10/98 at 100   N/R          928,871

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.3%

    1,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1995 Series O,
                 6.300%, 10/01/23 (Alternative Minimum Tax)                                   10/05 at 101 1/2 Aaa       1,068,480

      525,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                Series 1996-P,
                 5.650%, 4/01/14                                                              4/06 at 101 1/2  Aaa         548,158

    1,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1996 Series Q,
                 5.875%, 4/01/17 (Alternative Minimum Tax)                                    4/06 at 101 1/2  Aaa       1,047,910

                New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1997 Series U:
    1,965,000    5.700%, 10/01/14 (Alternative Minimum Tax)                                   10/07 at 101 1/2 Aaa       2,056,255
    1,500,000    5.850%, 4/01/29 (Alternative Minimum Tax)                                    10/07 at 101 1/2 Aaa       1,562,655

    2,500,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                1996 Series S,
                 6.050%, 10/01/28 (Alternative Minimum Tax)                                   4/07 at 101 1/2  Aaa       2,647,750

------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 1.3%

    2,500,000   New Jersey Economic Development Authority, Economic Growth Bond, Composite
                Issue-1992 Second Series H,
                 5.300%, 12/01/07 (Alternative Minimum Tax)                                    12/03 at 102   Aa3        2,619,250

    1,015,000   New Jersey Economic Development Authority, Economic Growth Bonds,
                Richard L Tauber Composite Issue-1993 Series H-2,
                 5.000%, 10/01/05 (Alternative Minimum Tax)                                    10/03 at 102   A          1,054,636

------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.3%

    3,255,000   New Jersey Economic Development Authority (Morris Hall/St. Lawrence, Inc.
                Project), Series 1993A,
                 6.150%, 4/01/13                                                              4/03 at 102     A+         3,478,521

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.7%

                State of New Jersey, General Obligation Bonds, Series D:
    2,760,000    5.750%, 2/15/06                                                               No Opt. Call   Aa1        3,020,489
    4,000,000    5.800%, 2/15/07                                                               No Opt. Call   Aa1        4,417,720
    2,500,000    6.000%, 2/15/11                                                               No Opt.Call    Aa1        2,825,800
    1,560,000    6.000%, 2/15/13                                                               No Opt. Call   Aa1        1,762,036

      785,000   County of Morris, New Jersey, General Improvement Bonds of 1993,
                 5.125%, 5/13/11                                                               No Opt. Call   Aaa          823,481

    4,000,000   County of Passaic, State of New Jersey, General Obligation Refunding Bonds,
                Series 1993,
                 5.125%, 9/01/12                                                               No Opt.Call    Aaa        4,161,520

    5,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995
                (General Obligation Bonds),
                 5.750%, 7/01/24                                                              7/05 at 101 1/2  Aaa       5,301,300

      650,000   The Board of Education of the Southern Gloucester County, Regional High
                School District, Gloucester County, New Jersey, School District Bonds,
                Series 1993,
                 5.000%, 10/01/14                                                              No Opt. Call   Aaa          663,033

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

                Sparta Township School District, General Obligation Bonds (Unlimited Tax):
$   1,100,000    5.800%, 9/01/19                                                               9/06 at 100    Aaa       $1,162,348
    1,100,000    5.800%, 9/01/20                                                               9/06 at 100    Aaa        1,160,830
    1,100,000    5.800%, 9/01/21                                                               9/06 at 100    Aaa        1,157,893

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.1%

    3,485,000   New Jersey Economic Development Authority, Revenue Bonds (Public Schools
                Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12                                                               8/03 at 102    AAA        3,603,142

    1,500,000   New Jersey Economic Development Authority, Market Transition Facility
                Senior Lien Revenue Bonds, Series 1994A,
                 7.000%, 7/01/04                                                               No Opt. Call   Aaa        1,711,005

                New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
                1995 Series A:
      750,000    5.500%, 6/15/12                                                               6/05 at 102    Aaa          789,240
    5,000,000    5.000%, 6/15/15                                                               6/05 at 102    Aaa        4,985,750

    1,100,000   New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
                1995 Series B,
                 5.500%, 6/15/15                                                               6/05 at 102    Aaa        1,146,156

    1,275,000   Camden County Improvement Authority (Camden County, New Jersey), County
                Guaranteed Lease Revenue Bonds, Series of 1995,
                 5.625%, 10/01/15                                                              10/05 at 102   Aaa        1,338,648

    1,000,000   Hudson County Improvement Authority, Utility System Revenue Bonds,
                Series 1997, Harrison Franchise Acquisition Project,
                 5.350%, 1/01/27                                                              1/08 at 101 1/2 Aaa        1,021,120

    1,000,000   The Jersey City Sewerage Authority (Hudson County, New Jersey), Sewer
                Revenue Refunding Bonds (Series 1993),
                 6.250%, 1/01/14                                                               No Opt. Call   Aaa        1,153,710

                The State of New Jersey, as Lessee, and The Mercer County Improvement
                Authority, as Lessor, Relating to the Richard J. Hughes Justice Complex:
      750,000    6.050%, 1/01/11                                                               8/98 at 100    Aa           751,080
    1,000,000    6.050%, 1/01/12                                                               No Opt. Call   Aa         1,001,440
    1,500,000    6.050%, 1/01/16                                                               No Opt. Call   Aa         1,502,160

      510,000   The Board of Education of the Township of Piscataway in the County of
                Middlesex, New Jersey, Certificates of Participation, 1993 Series,
                 5.375%, 12/15/10                                                              6/03 at 102    Aaa          531,604

    8,160,000   Puerto Rico Public Buildings Authority, Public Education and Health
                Facilities Refunding Bonds, Series M, Guaranteed by the Commonwealth
                of Puerto Rico,
                 5.750%, 7/01/15                                                              7/03 at 101 1/2  A         8,566,042

    2,250,000   Western Monmouth Utilities Authority (Monmouth County, New Jersey),
                Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14                                                               2/05 at 102    Aaa        2,373,570

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 21.7%

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 C:
    1,000,000    6.500%, 1/01/08                                                               No Opt. Call   Baa1       1,137,920
    7,920,000    6.500%, 1/01/16                                                               No Opt. Call   Baa1       9,208,742
    4,575,000    6.500%, 1/01/16                                                               No Opt. Call   Aaa        5,413,689

    4,245,000   Delaware River Port Authority, Revenue Bonds, Series of 1995,
                 5.500%, 1/01/26                                                               1/06 at 102    Aaa        4,386,146

    3,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,
                Ninety-Sixth Series,
                 6.600%, 10/01/23 (Alternative Minimum Tax)                                    10/04 at 101   Aaa        3,316,740

                The Port Authority of New York and New Jersey, Consolidated Bonds,
                Ninety-Ninth Series:
    1,200,000    5.750%, 11/01/09 (Alternative Minimum Tax)                                    5/05 at 101    Aaa        1,285,584
    2,500,000    5.750%, 11/01/14 (Alternative Minimum Tax)                                    5/05 at 101    Aaa        2,636,225

    6,000,000   Port Authority of New York and New Jersey, Series 112,
                 5.250%, 12/01/13 (Alternative Minimum Tax)                                    6/05 at 101    AA-        6,091,560

    1,500,000   Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred
                and Sixth Series,
                 6.000%, 7/01/16 (Alternative Minimum Tax)                                     7/06 at 101    AA-        1,612,665

    2,500,000   Port Authority of New York and New Jersey, One Hundredth Series,
                 5.750%, 12/15/20                                                              6/05 at 101    Aaa        2,633,500

                The Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
   10,000,000    5.750%, 12/01/22 (Alternative Minimum Tax)                                    12/07 at 102   Aaa       10,596,900
   11,000,000    5.750%, 12/01/25 (Alternative Minimum Tax)                                    12/07 at 100   Aaa       11,533,170

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 6.0%

$   1,250,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Community Memorial Hospital Association Issue, Series C,
                 8.000%, 7/01/14 (Pre-refunded to 7/01/98)                                     7/98 at 102    A***      $1,275,150

    2,000,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                Newton Memorial Hospital Issue, Series A,
                 7.500%, 7/01/19 (Pre-refunded to 7/01/99)                                     7/99 at 102    A-***      2,113,420

    2,420,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,
                 10.375%, 1/01/03                                                              No Opt. Call   AAA        2,799,117

                State of New Jersey, General Obligation Bonds (Various Bonds):
    3,300,000    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                                    9/01 at 101 1/2  AA+***    3,616,965
    2,385,000    6.800%, 9/15/11 (Pre-refunded to 9/15/01)                                    9/01 at 101 1/2  AA+***    2,614,079

      250,000   The Board of Education of the Township of Franklin, in the County of Somerset,
                New Jersey, Certificates of Participation, Series 1989,
                 6.900%, 12/15/00 (Pre-refunded to 6/15/99)                                    6/99 at 10     Aaa          261,258

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series R,
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                    7/02 at 101 1/2  Baa1***   3,815,070

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.6%

    6,600,000   Pollution Control Financing Authority of Camden County (Camden County,
                New Jersey), Solid Waste Disposal and Resource Recovery System Revenue
                Bonds, Series 1991 C,
                 7.125%, 12/01/01 (Alternative Minimum Tax)                                    No Opt. Call   B2         6,605,940

    6,500,000   Pollution Control Financing Authority of Camden County (Camden County,
                New Jersey), Solid Waste Disposal and Resource Recovery System Revenue
                Bonds, Series 1991 D,
                 7.250%, 12/01/10 (Alternative Minimum Tax)                                    12/01 at 102   B2         6,557,460

    1,000,000   The Essex County Utilities Authority (Essex County, New Jersey), Solid Waste
                System Revenue Bonds (Secured by a County Deficiency Agreement with the
                County of Essex), Solid Waste System Revenue Bonds, Tax Exempt Series 1996A,
                 5.600%, 4/01/16                                                               4/06 at 102    Aaa        1,050,430

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                 5.500%, 7/01/25                                                               7/05 at 10     Aaa        3,597,125

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z,
                 5.250%, 7/01/21                                                               7/05 at 100    Aaa        1,005,520

    7,425,000   The Union County Utilities Authority (New Jersey), Solid Waste System Revenue
                Bonds, 1991 Series A,
                 7.200%, 6/15/14 (Alternative Minimum Tax)                                     6/02 at 102    BB         7,435,618

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.3%

    1,485,000   New Jersey Economic Development Authority, Water Facilities Refunding Bonds
                (Elizabeth Water Company Project - 1991 Series A),
                 6.700%, 8/01/21 (Alternative Minimum Tax)                                     8/01 at 102    A          1,595,275

    3,100,000   New Jersey Economic Development Authority, Water Facilities Revenue Refunding
                Bonds (Hackensack Water Company Project - 1994 Series B),
                 5.900%, 3/01/24 (Alternative Minimum Tax)                                     3/04 at 102    Aaa        3,270,623

    5,250,000   Cape May County Municipal Utilities Authority, Sewer Revenue Refunding Bonds,
                Series 1992-A,
                 5.750%, 1/01/16                                                               1/03 at 102    Aaa        5,503,365

    3,000,000   North Hudson Sewer Authority, Sewer Revenue Bonds, Series 1996,
                5.125%, 8/01/22                                                                8/06 at 101    Aaa        2,971,200

    1,040,000   Passaic Valley Sewerage Commissioners (State of New Jersey), Sewer System
                Bonds, Series D,
                 5.750%, 12/01/10                                                              12/02 at 102   Aaa        1,117,302

    1,000,000   The Stony Brook Regional Sewerage Authority (Princeton, New Jersey),
                Revenue Refunding Bonds,
                 1993 Series B, 5.450%, 12/01/12                                               No Opt. Call   Aa         1,073,520

    1,500,000   The Wanaque Valley Regional Sewerage Authority (Passaic County, New Jersey),
                Sewer Revenue Refunding Bonds (1993 Series B),
                 5.750%, 9/01/18                                                               No Opt. Call   Aaa        1,647,840
------------------------------------------------------------------------------------------------------------------------------------
$ 259,285,000   Total Investments - (cost $259,623,186) - 99.9%                                                        274,151,582
=============
                Other Assets Less Liabilities - 0.1%                                                                       124,208
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $274,275,790
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

          Portfolio of Investments
          NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)
          June 30, 1998
   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 13.5%

$   4,970,000   Pennsylvania Higher Education Assistance Agency, Student Loan Adjustable
                Rate Tender Revenue Refunding Bonds, 1985 Series A,
                 6.800%, 12/01/00                                                              No Opt. Call   Aaa       $5,262,485

    4,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
                 Bonds, Fixed Rate Bonds, 1991 Series C,
                  7.150%, 9/01/21 (Alternative Minimum Tax)                                    9/01 at 102    Aaa        4,328,880

    3,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan Revenue Bonds,
                Fixed Rate Bonds, 1992 Series C,
                 6.400%, 3/01/22 (Alternative Minimum Tax)                                     9/02 at 102    Aaa        3,135,360

   10,580,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds
                (Thomas Jefferson University-Life Sciences Building Project), 1989 Series A,
                 6.000%, 7/01/19                                                               7/99 at 102    Aa        10,978,654

    3,825,000   The Pennsylvania State University Refunding Bonds, Series 1992,
                 6.250%, 3/01/11                                                               3/01 at 102    AA-        4,115,126

    4,500,000   Delaware County Authority (Commonwealth of Pennsylvania), University Revenue
                Bonds, Series of 1991 (Villanova University),
                 6.900%, 8/01/16                                                               8/01 at 100    Aaa        4,842,630

    3,400,000   Lehigh County, General Purpose Authority, College Revenue Bonds, Series of 1992
                (Allentown College of St. Francis de Sales Project),
                 6.750%, 12/15/12                                                              6/02 at 100    AAA        3,669,348

    2,900,000   Scranton-Lackawanna Health and Welfare Authority, City of Scranton,
                Lackawanna County, Pennsylvania, University Revenue Bonds, Series of 1992
                (University of Scranton Project), 1992 Series A,
                 6.500%, 3/01/13                                                               3/02 at 102    A-         3,111,033

    8,445,000   Swarthmore Borough Authority (Borough of Swarthmore, Pennsylvania),
                Swarthmore College Revenue Bonds, Series of 1998,
                 5.000%, 9/15/28 (WI)                                                          9/08 at 100    Aaa        8,232,355

      645,000   The General Municipal Authority of the City of Wilkes-Barre, College
                Misericordia Revenue Bonds, Series A of 1992,
                 7.750%, 12/01/12                                                              12/00 at 100   N/R          708,558

      565,000   The General Municipal Authority of the City of Wilkes-Barre, College
                Misericordia Revenue Bonds, Refunding Series B of 1992,
                 7.750%, 12/01/12                                                              12/02 at 102   N/R          620,675

------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 3.5%

    3,520,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,
                Hospital Revenue Refunding Bonds, Series of 1991 (Magee Rehabilitation
                Hospital Project),
                7.000%, 12/01/10                                                               12/01 at 102   Aaa        3,871,648

    2,500,000   Saint Mary Hospital Authority, Hospital Revenue Bonds, Series 1992A
                (Franciscan Health System/Saint Mary Hospital of Langhorne, Inc.),
                 6.500%, 7/01/12                                                               7/02 at 102    Aaa        2,724,100

    5,500,000   Health Care Facilities Authority of Sayre, Variable Rate Hospital Revenue
                Bonds (VHA of Pennsylvania, Inc. Capital Asset Financing Program),
                Series of 1985E (Guthrie Healthcare System Conversion),
                 7.200%, 12/01/20                                                              12/01 at 103   Aaa        6,056,215

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 0.3%

      995,000   Urban Redevelopment Authority of Pittsburgh, Redevelopment Mortgage Revenue
                Bonds, 1992 Series C,
                 7.125%, 8/01/13 (Alternative Minimum Tax)                                     8/02 at 102    A          1,047,984

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 12.7%

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1997-59A,
                 5.750%, 10/01/23 (Alternative Minimum Tax)                                   10/07 at 101 1/2  AA+      5,116,000

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series W,
                 7.265%, 10/01/10 (Alternative Minimum Tax)                                    10/99 at 102   AA+        5,189,750

    5,100,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1992-33,
                 6.900%, 4/01/17 (Alternative Minimum Tax)                                     4/02 at 102    AA+        5,423,544

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1992-34B,
                 7.000%, 4/01/24 (Alternative Minimum Tax)                                     4/02 at 102    AA+        1,072,430

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1995-46,
                 6.200%, 10/01/14 (Alternative Minimum Tax)                                    10/05 at 102   AA+        2,112,140

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1996-48,
                 6.150%, 4/01/25 (Alternative Minimum Tax)                                     4/06 at 102    AA+       $1,047,690

    5,725,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1996-49,
                 6.450%, 4/01/25 (Alternative Minimum Tax)                                     4/06 at 102    AA+        6,112,869

    4,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1996-50B,
                 6.350%, 10/01/27 (Alternative Minimum Tax)                                    4/06 at 102    AA+        4,244,280

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                Series 1996-52B,
                 6.250%, 10/01/24 (Alternative Minimum Tax)                                    4/06 at 102    AA+        5,275,750

   11,855,000   Allegheny County Residential Finance Authority, Single Family Mortgage
                Revenue Bonds, 1994 Series Y,
                 0.000%, 5/01/27 (Alternative Minimum Tax)                                     No Opt. Call   Aaa        1,767,581

      210,000   Redevelopment Authority of the City of Altoona (Altoona, Pennsylvania),
                Home Improvement Loan Revenue Bonds, Series of 1991 (Cities of Altoona and
                Meadville Program) (FHA Title I Insured Loans),
                 7.150%, 12/01/09 (Alternative Minimum Tax)                                    12/01 at 102   A            222,657

    2,060,000   Redevelopment Authority of the County of Berks (Pennsylvania), Senior Single
                Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)                                    No Opt. Call   A+         2,251,044

    2,865,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,
                1991 Series G,
                 7.050%, 4/01/23 (Alternative Minimum Tax)                                     10/01 at 102   AAA        3,023,119

    1,635,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,
                1996 Series C,
                 6.550%, 4/01/28 (Alternative Minimum Tax)                                     4/06 at 102    AAA        1,744,005

    1,450,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,
                1997 Series A,
                 6.250%, 10/01/28 (Alternative Minimum Tax)                                    10/07 at 102   AAA        1,533,622

------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.4%

    1,250,000   Philadelphia Authority for Industrial Development Revenue Bonds,
                Series of 1992 (National Board of Medical Examiners Project),
                 6.750%, 5/01/12                                                               5/02 at 102    A+         1,372,225

------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.1%

    3,225,000   Montgomery County Higher Education and Health Authority, Mortgage Revenue
                Bonds, Series of 1996 (Waverly Heights Project), 6.375%, 1/01/26               1/06 at 101    BBB        3,431,303

      630,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,
                Hospital Revenue Bonds (Children's Seashore House), Series 1992A,
                 7.000%, 8/15/03                                                               8/02 at 102    A-           691,501

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.5%

    6,000,000   Commonwealth of Pennsylvania, General Obligation Bonds, First Series of 1992,
                 6.375%, 9/15/11                                                              3/02 at 101 1/2 AA-        6,490,380

    1,355,000   Bensalem Township School District, Bucks County, Pennsylvania, General
                Obligation Bonds, Series of 1996,
                 5.850%, 7/15/12                                                               7/06 at 100    Aaa        1,453,725

   10,000,000   Pittsburgh General Obligation Refunding Bonds, Series A,
                 5.000%, 3/01/02                                                               No Opt. Call   Aaa       10,287,700

    5,000,000   State Public School Building Authority (Commonwealth of Pennsylvania),
                School Revenue Bonds (Hazelton Area School District Project),
                Series J of 1991,
                6.500%, 3/01/08                                                                3/01 at 100    Aaa        5,297,950

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 0.3%

    1,000,000   York County Solid Waste and Refuse Authority (Commonwealth of Pennsylvania),
                Solid Waste System Refunding Revenue Bonds (County Guaranteed),
                Series of 1997,
                5.500%, 12/01/12                                                               No Opt. Call   Aaa        1,076,530

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.4%

    1,650,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue Bonds,
                Series N of 1991,
                 6.500%, 12/01/13                                                              12/01 at 102   A1         1,790,547

      735,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue Bonds,
                Series O of 1992,
                 5.500%, 12/01/17                                                              12/01 at 102   Aaa          752,706

    2,500,000   County of Allegheny, Pennsylvania Airport Revenue Bonds, Series 1992A
                and 1992B (Greater Pittsburgh International Airport),
                6.625%, 1/01/22 (Alternative Minimum Tax)                                      1/02 at 102    Aaa        2,708,500

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 48.5%

$   2,000,000   Pennsylvania Higher Educational Facilities Authority (Commonwealth
                of Pennsylvania), Lycoming College Revenue Bonds, Series of 1988,
                 8.375%, 10/01/18 (Pre-refunded to 10/01/98)                                   10/98 at 102   N/R***    $2,063,480

    4,500,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue Bonds,
                Series I of 1986,
                 7.200%, 12/01/17 (Pre-refunded to 12/01/01)                                   12/01 at 102   Aaa        5,021,325

    4,000,000   State of Pennsylvania, General Obligation Bonds, Second Series 1991A,
                 6.600%, 11/01/11 (Pre-refunded to 11/01/01)                                  11/01 at 101 1/2 AAA       4,374,760

    6,300,000   Allegheny County Hospital Development Authority, Hospital Revenue Bonds,
                Series 1991 A (St. Margaret Memorial Hospital),
                7.125%, 10/01/21 (Pre-refunded to 10/01/01)                                    10/01 at 100   BBB+***    6,873,300

                Bethlehem Authority, Northhampton and Lehigh Counties, Pennsylvania,
                Water Revenue Bonds, Series of 1992:
    3,045,000    6.250%, 11/15/11 (Pre-refunded to 11/15/01)                                   11/01 at 100   Aaa        3,259,612
    4,000,000    6.250%, 11/15/21 (Pre-refunded to 11/15/01)                                   11/01 at 100   Aaa        4,281,920

    8,250,000   Blair County Hospital Authority, Hospital First Mortgage Revenue Bonds,
                Series of 1989 (Mercy Hospital, Sublessee),
                 8.125%, 2/01/14 (Pre-refundedto 2/01/99)                                      2/99 at 102    N/R***     8,624,138

    5,000,000   Butler County Hospital Authority (Butler County, Pennsylvania), Hospital
                Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)                                     6/01 at 102    Aaa        5,492,200

    3,400,000   Erie County Hospital Authority, Hospital Revenue Bonds (Hamot Medical Center),
                1991 Series A,
                 7.100%, 2/15/10 (Pre-refunded to 2/15/01)                                     2/01 at 102    Aaa        3,718,104

    2,875,000   Franklin County Industrial Development Authority, Hospital Revenue
                Refunding Bonds (The Chambersburg Hospital), Series of 1991,
                6.700%, 7/01/08 (Pre-refunded to 7/01/99)                                      7/99 at 102    Aaa        3,017,054

    2,000,000   Hampton Township School District (Allegheny County, Pennsylvania), General
                Obligation Bonds, Series of 1995,
                 6.750%, 11/15/21 (Pre-refunded to 11/15/04)                                   11/04 at 100   Aaa        2,280,720

    4,000,000   Lower Pottsgrove Township Authority, Montgomery County, Pennsylvania,
                Guaranteed Sewer Revenue Bonds, Series of 1991 (Guaranteed by the Township
                of Lower Pottsgrove),
                 6.700%, 11/01/16 (Pre-refunded to 11/01/99)                                   11/99 at 10    Aaa        4,156,800

    3,130,000    McKean County Solid Waste Authority (McKean County, Pennsylvania),
                 Guaranteed Solid Waste Revenue Bonds, Series of 1992,
                 6.650%, 1/01/12 (Pre-refunded to 1/01/02)                                     1/02 at 100    Aaa        3,394,892

                Philadelphia Authority for Industrial Development, Convertible Project
                Revenue Bonds (PGH Development Corporation), Series of 1989:
    4,885,000    7.125%, 7/01/17 (Pre-refunded to 7/01/99)                                     7/99 at 102    AA***      5,144,149
    1,000,000    7.000%, 7/01/17 (Pre-refunded to 7/01/99)                                     7/99 at 10     Aaa        1,052,130

    4,270,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Thirteenth Series,
                 7.700%, 6/15/21 (Pre-refunded to 6/15/01)                                     6/01 at 102    Aaa        4,780,863

    8,530,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,
                Refunding Revenue Bonds, Saint Agnes Medical Center Project (FHA Insured
                Mortgage), Series 1991,
                 7.250%, 8/15/31 (Pre-refunded to 8/15/01)                                     8/01 at 102    Aa***      9,443,563

    3,250,000   The School District of Philadelphia, Pennsylvania, General Obligation Bonds,
                Series B of 1991,
                 7.000%, 7/01/05 (Pre-refunded to 7/01/01)                                     7/01 at 102    Aaa        3,545,393

    1,850,000   The School District of Philadelphia, Pennsylvania, General Obligation Bonds,
                Series A of 1992,
                 6.500%, 5/15/05 (Pre-refunded to 5/15/02)                                    5/02 at 100 3/4  Aaa       2,020,385

   10,625,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,
                Sixteenth Series,
                 7.000%, 8/01/18 (Pre-refunded to 8/01/01)                                     8/01 at 100    AAA       11,536,519

    8,800,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,
                Hospital Revenue Bonds, Series of 1991 (Presbyterian Medical Center
                of Philadelphia),
                 7.250%, 12/01/21 (Pre-refunded to 12/01/01)                                   12/01 at 102   N/R***     9,827,312

    6,110,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,
                Hospital Revenue Bonds (The Children's Hospital of Philadelphia Project),
                Series A of 1992, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/02)                                                     2/02 at 102    Aaa        6,701,142

                The Philadelphia Municipal Authority, Philadelphia,
                Pennsylvania, Justice Lease Revenue Bonds, 1991 Series B:
    1,500,000    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                                   11/01 at 102   Aaa        1,670,835
    9,900,000    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                                   11/01 at 102   Aaa       11,035,332

    3,000,000   The Pittsburgh Water and Sewer Authority, Water and Sewer System Revenue
                Refunding Bonds, Series of 1986,
                 7.625%, 9/01/04                                                               No Opt. Call   Aaa        3,428,520

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$   7,065,000   The Pittsburgh Water and Sewer Authority, Water and Sewer System Revenue
                Refunding Bonds, Series A of 1991,
                 6.500%, 9/01/14 (Pre-refunded to 9/01/01)                                     9/01 at 102    Aaa       $7,711,165

    3,730,000   Scranton-Lackawanna Health and Welfare Authority, City of Scranton,
                Lackawanna County, Pennsylvania, University Revenue Bonds,
                1990 Series A,
                 7.400%, 6/15/10 (Pre-refunded to 6/15/00)                                     6/00 at 102    N/R***     4,037,016

    8,475,000   Somerset County General Authority, Commonwealth of Pennsylvania, Commonwealth
                Lease Revenue Bonds, Series of 1991,
                 7.000%, 10/15/13 (Pre-refunded to 10/15/01)                                   10/01 at 100   Aaa        9,247,072

    2,545,000   Temple University of the Commonwealth System of Higher Education, Hospital
                Revenue Bonds (FHA Insured Mortgage), Series A,
                 7.250%, 8/01/11 (Pre-refunded to 8/01/98)                                     8/98 at 100    Aaa        2,552,762

    3,500,000   Upper Merion Area School District, Montgomery County, Pennsylvania
                General Obligation Bonds, Series of 1993,
                 6.900%, 9/01/16 (Pre-refunded to 9/01/01)                                     9/01 at 100    Aa***      3,795,050

    3,000,000   Warrington Township Municipal Authority, Bucks County, Pennsylvania,
                Water and Sewer Revenue Bonds, Series of 1991,
                 7.100%, 12/01/21 (Pre-refunded to 11/15/15)                                   11/15 at 100   Aaa        3,605,460

    5,000,000   West Chester Area School District, Chester and Delaware Counties,
                Pennsylvania, General Obligation Bonds, Series A of 1991,
                 6.700%, 1/15/11 (Pre-refunded to 1/15/01)                                     1/01 at 100    Aa1***     5,321,200

    5,450,000   The Municipal Authority of the Borough of West View (Allegheny County,
                Pennsylvania), Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14                                                              No Opt. Call   Aaa        7,693,002

    5,000,000   County of Westmoreland, Commonwealth of Pennsylvania, General Obligation
                Bonds, Series of 1992,
                 6.700%, 8/01/09 (Pre-refunded to 8/01/01)                                     8/01 at 100    Aaa        5,388,800


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.3%

    5,000,000   Beaver County Industrial Development Authority (Pennsylvania), Pollution
                Control Revenue Refunding Bonds, 1989 Series A (Ohio Edison Company
                Beaver Valley Project),
                 7.750%, 9/01/24                                                               9/99 at 102    Baa3       5,263,700

    3,750,000   Delaware County Industrial Development Authority, Pollution Control Revenue
                Refunding Bonds, 1991 Series A (Philadelphia Electric Company Project),
                 7.375%, 4/01/21                                                               4/01 at 102    Baa1       4,062,675

      400,000   Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania, Solid Waste
                Revenue Bonds, Series of 1992,
                 7.000%, 11/15/04                                                              11/02 at 100   A-           426,852

                Lancaster County Solid Waste Management Authority, Resource
                Recovery System Revenue Bonds, 1998 Series A (AMT):
    3,780,000    5.250%, 12/15/07 (Alternative Minimum Tax)                                    No Opt. Call   Aaa        3,977,014
    3,900,000    5.250%, 12/15/08 (Alternative Minimum Tax)                                    No Opt. Call   Aaa        4,103,540

    4,000,000   Lehigh County Industrial Development Authority, Pollution Control Revenue
                Refunding Bonds, 1995 Series A (Pennsylvania Power and Light Company Project),
                6.150%, 8/01/29                                                                8/05 at 102    Aaa        4,404,760

    3,000,000   Luzerne County Industrial Development Authority, Exempt Facilities Revenue
                Refunding Bonds, 1992 Series A (Pennsylvania Gas and Water Company Project),
                 7.200%, 10/01/17 (Alternative Minimum Tax)                                    10/02 at 102   A-         3,318,810

    3,550,000   Luzerne County Industrial Development Authority, Exempt Facilities Revenue
                Bonds, 1992 Series B (Pennsylvania Gas and Water Company Project),
                 7.125%, 12/01/22 (Alternative Minimum Tax)                                     12/02 at 102   A-         3,921,330

    5,000,000   Luzerne County Industrial Development Authority, Exempt Facilities Revenue
                Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water Company Project),
                 7.000%, 12/01/17 (Alternative Minimum Tax)                                     12/04 at 102   Aaa        5,683,950

    5,500,000   Montgomery County Industrial Development Authority (Pennsylvania), Resource
                Recovery Revenue Bonds (Montgomery County Project), Series 1989,
                 7.500%, 1/01/12 (Mandatory put 1/01/99)                                       1/03 at 100    A-         6,025,580

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.3%

    4,390,000   Fairview Township Authority, York County, Pennsylvania, Guaranteed Sewer
                RevenueBonds, Series of 1991 (Guaranteed by the Township of Fairview, York
                County, Pennsylvania),
                 6.700%, 11/01/21                                                              11/01 at 100   Aaa        4,722,367
------------------------------------------------------------------------------------------------------------------------------------

$ 348,845,000   Total Investments - (cost $338,246,502) - 100.8%                                                       366,201,152
=============

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Temporary Investments in Short-Term Municipal Securities - 0.2%

$     800,000   Allegheny County Hospital Development Authority (Allegheny County,
=============   Pennsylvania), Health Center Revenue Bonds, Series 1990 D
               (Presbyterian-University Health System, Inc.), Variable Rate Demand Bonds,
                3.600%, 3/01/20+                                                                              VMIG-1    $  800,000


                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.0)%                                                                (3,862,104)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $ 363,139,048
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

        Portfolio of Investments
        NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
        June 30, 1998

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.6%

$   2,000,000   New Morgan Industrial Development Authority (Pennsylvania), Solid Waste
                Disposal Revenue Bonds (New Morgan Landfill Company, Inc. Project),
                Series 1994,
                 6.500%, 4/01/19 (Alternative Minimum Tax)                                     4/04 at 102    A         $2,179,860

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 14.9%

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
                Bonds, 1988 Series D,
                 6.050%, 1/01/19 (Alternative Minimum Tax)                                     1/03 at 102    Aaa       10,645,700

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan Revenue Bonds,
                1984 Series A,
                 4.625%, 12/01/00                                                              No Opt. Call   AAA       10,101,100

    3,250,000   Pennsylvania Higher Education Facility Authority, College Revenue Refunding
                Bonds (Allegheny College), Series 1993A,
                 6.100%, 11/01/08                                                              11/03 at 102   Aaa        3,577,860

    6,365,000   Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson
                University-Life Sciences Building Project), 1989 Series A,
                 6.000%, 7/01/19                                                               7/99 at 102    Aa         6,604,833

    4,615,000   Pennsylvania Higher Educational Facilities Authority (Commonwealth of
                Pennsylvania), Widener University Revenue Bonds, 1993 Series A,
                 5.250%, 7/15/11                                                               7/03 at 102    AAA        4,730,837

                Pennsylvania Higher Educational Facilities Authority (Commonwealth of
                Pennsylvania), LaSalle University Revenue Bonds, Series of 1998:
      500,000    5.250%, 5/01/18                                                               5/08 at 101    Aaa          503,870
    1,000,000    5.250%, 5/01/23                                                               5/08 at 101    Aaa        1,002,800

    3,000,000   Chester County Health and Education Facilities Authority, College Revenue
                Bonds, Series of 1998 (Immaculata College),
                 5.625%, 10/15/27                                                              10/08 at 102   BBB-       2,995,440

    5,000,000   Gettysburg Municipal Authority, Adams County, Gettysburg College Revenue
                Bonds, Series of 1998,
                 5.000%, 8/15/23                                                               8/08 at 101    Aaa        4,870,600

    1,350,000   Lancaster Higher Education Authority, City of Lancaster, Pennsylvania,
                College Revenue Bonds, Series of 1993 (Franklin and Marshall College Project),
                 5.700%, 4/15/13                                                               4/03 at 100    Aaa        1,419,390

    1,005,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,
                Community College Revenue Bonds (Community College of Philadelphia),
                Series of 1994,
                 6.100%, 5/01/10                                                               5/04 at 102    Aaa        1,097,279

    3,340,000   State Public School Building Authority (Commonwealth of Pennsylvania),
                College Revenue Bonds (Northampton County Area Community College
                Project), Series U of 1993,
                 5.850%, 3/15/15                                                               3/03 at 100    Aaa        3,471,830

    1,465,000   The General Municipal Authority of the City of Wilkes-Barre, College
                Misericordia Revenue Bonds, Refunding Series B of 1992,
                 7.750%, 12/01/12                                                              12/02 at 102   N/R        1,609,361

------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 15.5%

    1,230,000   Pennsylvania Economic Development Financing Authority, Series A of 1998
                (Northwestern Human Services, Inc. Project),
                 5.250%, 6/01/28                                                               6/08 at 100    BBB        1,161,833

    4,700,000    Pennsylvania Higher Educational Facilities Authority
                 (Commonwealth of Pennsylvania), The University of Pennsylvania
                 Health Services Revenue Bonds, Series A of 1996,
                  5.750%, 1/01/22                                                              1/06 at 101    AA         4,958,265

    8,500,000   Allegheny County Hospital Development Authority (Allegheny County,
                Pennsylvania), Hospital Revenue Bonds, Series A of 1996
                (South Hills Health System),
                 5.875%, 5/01/26                                                               5/06 at 102    Aaa        9,068,225

   14,000,000   Allegheny County Hospital Development Authority, Health Center Revenue
                Bonds, Series 1997A (University of Pittsburgh Medical Center System),
                 5.625%, 4/01/27                                                               4/07 at 102    Aaa       14,595,420

    2,100,000   Delaware County Authority (Commonwealth of Pennsylvania), Hospital Revenue
                Bonds, Series of 1994 (Crozer-Chester Medical Center),
                 5.300%, 12/15/11                                                              12/03 at 102   Aaa        2,150,988

    2,030,000   Franklin County Industrial Development Authority, Hospital Revenue Refunding
                Bonds (The Chambersburg Hospital), Series 1998,
                 5.000%, 7/01/08                                                               No Opt. Call   Aaa        2,080,608

    2,300,000   Franklin County Industrial Development Authority, Refunding Bonds
                (The Chambersburg Hospital),
                 5.000%, 7/01/18                                                               7/08 at 100    Aaa        2,247,399

    1,000,000   Montgomery County Higher Education and Health Authority, Health Care Revenue
                Bonds, Series 1997A (Holy Redeemer Health),
                 5.250%, 10/01/27                                                              10/07 at 101   Aaa        1,001,180

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Health Care (continued)

$   8,400,000   Montgomery County Higher Education and Health Authority, Series 1998
                (Pottstown Healthcare Corporation),
                 5.000%, 1/01/27 (WI)                                                          1/09 at 101    AAA       $8,109,360

    2,500,000   Montgomery County Higher Educational and Health Authority (Pennsylvania),
                Hospital Revenue Bonds, Series A of 1993 (Abington Memorial Hospital),
                 6.000%, 6/01/22                                                               6/03 at 102    Aaa        2,681,525

                The Hospitals and Higher Education Facilities Authority of Philadelphia
                (Pennsylvania), Health System Revenue Bonds, Series 1997A (Jefferson
                Health System):
    1,400,000    5.500%, 5/15/07                                                               No Opt. Call   AA-        1,493,520
    1,000,000    5.500%, 5/15/08                                                               No Opt. Call   AA-        1,068,680

                City of Pottsville Hospital Authority, Hospital Revenue Bonds
                (The Pottsville Hospital and Warne Clinic), Series of 1998:
    1,500,000    5.500%, 7/01/18                                                               7/08 at 100    BBB        1,489,935
    2,000,000    5.625%, 7/01/24                                                               7/08 at 100    BBB        2,002,260

    1,000,000   Washington County Hospital Authority (The Washington Hospital Project),
                Revenue Bonds Series 1998, 5.100%, 7/01/18                                     7/08 at 101    Aaa          983,870



------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.0%

    5,000,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds,
                 Issue 1992, 6.400%, 7/01/12                                                   7/02 at 102    Aaa        5,327,550

    4,345,000   Bucks County Redevelopment Authority, Pennsylvania, Second Lien Multifamily Mortgage Revenue
                 Bonds, Section 8 Assisted (Country Commons Apartments), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)                                                     8/03 at 100    Baa2       4,443,327

    1,740,000   Luzerne County Housing Corporation, Mortgage Revenue Refunding Bonds, Series 1993 (FHA Insured
                 Mortgage Loan-Freeland Apartments Section 8 Assisted Project),
                 6.125%, 7/15/23                                                               7/03 at 100    Aaa        1,788,981

    2,345,000   Swissvale Housing Development Corporation (An Instrumentality of the Allegheny County Housing
                 Authority), Multifamily Mortgage Revenue Refunding Bonds, Series 1993C (FHA Insured Mortgage
                 Loan - Section 8 Assisted Swissvale Project), 6.100%, 7/01/22                 7/03 at 100    Aa         2,396,567


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.3%

    1,645,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997-59A,
                 5.700%, 4/01/17 (Alternative Minimum Tax)                                10/07 at 101 1/2    AA+        1,671,353

    1,650,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997-58A,
                 5.950%, 10/01/28                                                          4/07 at 101 1/2    AA+        1,721,759

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1993-37A,
                 5.450%, 10/01/17                                                             10/03 at 102    AA+        2,026,100

    1,120,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1996-47,
                 6.750%, 10/01/06 (Alternative Minimum Tax)                                   No Opt. Call    AA+        1,284,125

    3,305,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1996-51,
                 6.375%, 4/01/28 (Alternative Minimum Tax)                                     4/06 at 102    AA+        3,510,439

    2,750,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997-54A,
                 6.150%, 10/01/22 (Alternative Minimum Tax)                                   10/06 at 102    AA+        2,886,180

                Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997-56A:
    1,500,000    6.050%, 10/01/16 (Alternative MinimumTax)                                     4/07 at 102    AA+        1,577,340
    4,000,000    6.150%, 10/01/27 (Alternative Minimum Tax)                                    4/07 at 102    AA+        4,205,200

    1,700,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1998-62A
                 Bonds, 5.500%, 10/01/22 (Alternative MinimumTax)                          4/08 at 101 1/2    AA+        1,713,022

    2,460,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds, 1992 Series C-1,
                 6.800%,10/01/25 (Alternative Minimum Tax)                                     4/03 at 102    AAA        2,616,062

    1,375,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds, 1992 Series D,
                 6.500%, 4/01/17                                                               4/03 at 102    AAA        1,449,951

      615,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds, 1994 Series B,
                 6.950%, 10/01/10 (Alternative Minimum Tax)                                    4/04 at 102    AAA          670,264

    1,500,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds, 1996 Series C,
                 6.500%, 10/01/23 (Alternative Minimum Tax)                                    4/06 at 102    AAA        1,604,880

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

                Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds, 1997 Series A:
$   1,100,000    6.150%, 10/01/16 (Alternative Minimum Tax)                                   10/07 at 102    AAA     $  1,163,756
    1,000,000    6.200%, 10/01/21 (Alternative Minimum Tax)                                   10/07 at 102    AAA        1,056,150


------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.7%

    2,165,000   Montgomery County Industrial Development Authority, Health Facilities Revenue Bonds, Series of 1993
                 (ECRI Project), 6.850%, 6/01/13                                               6/03 at 102    N/R        2,302,629


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.1%

                Philadelphia Industrial Development Authority, Health Care
                Facilities Revenue Bonds, Series 1998 (Paul's Run):
    1,350,000    5.750%, 5/15/18                                                               5/08 at 102    N/R        1,349,892
    1,650,000    5.875%, 5/15/28                                                               5/08 at 102    N/R        1,663,200

    4,000,000   Philadelphia Hospital and Higher Educational Facilities Authority of Philadelphia, Revenue Refunding
                 Bonds, Series of 1992 (Philadelphia MR Project), 5.625%, 8/01/04              8/03 at 102    BBB+       4,234,920


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.4%

    2,000,000   Bangor Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Series B of
                 1996, 5.500%, 3/15/18                                                         3/06 at 100    Aaa        2,058,640

    2,500,000   Bensalem Township School District, Bucks County, Pennsylvania General Obligation Bonds, Series of
                 1996, 5.875%, 7/15/16                                                         7/06 at 100    Aaa        2,662,900

    4,305,000   County of Montgomery, Pennsylvania, General Obligation Bonds, Series B of 1996,
                 5.375%, 10/15/21                                                             10/06 at 100    Aaa        4,373,708

    7,800,000   North Pennsylvania School District, Montgomery and Bucks Counties, Pennsylvania, General Obligation Bonds,
                 Series of 1996, 5.125%, 3/01/17                                               3/06 at 100    Aa         7,790,172

    2,000,000   The School District of Philadelphia, Pennsylvania, General Obligation Refunding Bonds, Series A of
                 1995, 6.250%, 9/01/09                                                        No Opt. Call    Aaa        2,286,500

    2,500,000   Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.850%, 4/15/13                                                               4/03 at 100    Aaa        2,649,350

    4,000,000   Wallenpaupack Area School District, Wayne and Pike Counties, Pennsylvania, General Obligation Bonds,
                 Series of 1993, 5.500%, 4/01/11                                               4/01 at 100    Aaa        4,082,960


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.9%

                Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 1994:
    2,000,000    7.000%, 7/01/06                                                              No Opt. Call     Aaa       2,332,180
    1,550,000    7.000%, 1/01/07                                                              No Opt. Call     Aaa       1,811,129
    1,000,000    7.000%, 7/01/07                                                              No Opt. Call     Aaa       1,176,500

   10,000,000   Dauphin County General Authority, School Revenue Bonds, Series of 1997 (School District Pooled
                 Financing Program II), 4.450%, 9/01/32 (Mandatory put 3/01/02)               No Opt. Call     Aaa      10,049,900

    4,060,000   Delaware Valley Regional Finance Authority, Local Government Revenue Bonds, Series A,
                 6.000%, 4/15/26                                                               4/06 at 100     Aaa       4,395,194

   17,900,000   The Harrisburg Authority, Dauphin County, Pennsylvania, Tax-Exempt Revenue Bonds (The City of
                 Harrisburg Project), Series II of 1997, 5.625%, 9/15/22                       9/07 at 100     AAA      18,669,163


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 0.3%

    1,000,000   The Philadelphia Parking Authority, Airport Parking Revenue Bonds, Series of 1997,
                 5.750%, 9/01/07                                                              No Opt. Call     Aaa       1,089,470

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 14.4%

    1,670,000   Pennsylvania Higher Educational Facilities Authority, College and University Revenue Bonds,
                 9th Series, 7.625%, 7/01/15                                                  No Opt. Call     Aaa       1,994,698

      750,000   Allegheny County Hospital Development Authority (Allegheny County, Pennsylvania), Health and
                 Education Revenue Bonds, Series 1992 (The Rehabilitation Institute of Pittsburgh Project),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/02)                                     6/02 at 102     N/R***      838,020

    3,000,000   Allegheny County Hospital Development Authority (Pennsylvania), Health Center Revenue Bonds,
                 Series 1992A(Presbyterian University Health System, Inc. Project), 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)                                                   11/02 at 100     Aaa       3,250,560

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   9,065,000   Bethlehem Area School District, Northampton and Lehigh Counties, Pennsylvania, General Obligation
                 Bonds, Series of 1993, 5.600%, 9/01/12 (Pre-refunded to 3/01/01)              3/01 at 100     Aaa     $ 9,431,679

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Water Revenue Bonds, Series A of 1992:
    3,785,000    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                                  11/02 at 100     Aaa       4,087,535
    3,100,000    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                                  11/02 at 100     Aaa       3,347,783

    1,500,000   Fort LeBoeuf School District (Erie County, Pennsylvania), General Obligation Bonds, Series A of 1993,
                 5.800%, 1/01/16 (Pre-refunded to 1/01/03)                                     1/03 at 100     Aaa       1,601,025

    3,500,000   Hollidaysburg Sewer Authority, Guaranteed Sewer Revenue Bonds, Series of 1993, 6.100%, 1/01/23
                 (Pre-refunded to 1/01/03)                                                     1/03 at 100     Aaa       3,778,425

    1,500,000   Ligonier Valley School District (Westmoreland County, Pennsylvania), General Obligation Bonds,
                 Series of 1994, 6.000%, 3/01/23 (Pre-refunded to 3/01/04)                     3/04 at 100     Aaa       1,633,680

    1,300,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, Sixteenth Series,
                 7.500%, 8/01/10 (Pre-refunded to 8/01/01)                                     8/01 at 102     AAA       1,453,205

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia, Hospital Revenue Bonds, Series of 1993
                (Presbyterian Medical Center of Philadelphia):
    1,000,000    6.500%, 12/01/11                                                             12/03 at 102     AAA       1,148,000
    3,690,000    6.650%, 12/01/19                                                             12/03 at 102     AAA       4,414,384

    1,750,000   Pine-Richland School District (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of
                 1993, 6.100%, 9/01/18 (Pre-refunded to 9/01/03)                               9/03 at 100     Aaa       1,907,605

    5,000,000   The Pittsburgh (Pennsylvania), Water and Sewer Authority, Water and Sewer System Subordinate
                 Revenue Bonds, Series B of 1995, 5.750%, 9/01/25 (Pre-refunded to 9/01/05)    9/05 at 100     Aaa       5,454,150

    3,660,000   Rose Tree Media School District, Delaware County, Pennsylvania, General Obligation Bonds, Series of
                 1993, 6.700%, 3/15/12 (Pre-refunded to 9/15/01)                               9/01 at 100     Aaa       3,955,069

    1,650,000   The Municipal Authority of the Borough of West View (Allegheny County, Pennsylvania), Special
                 Obligation Bonds, Series of 1985A, 9.500%, 11/15/14                          No Opt. Call     Aaa       2,329,074


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.5%

    6,000,000   Beaver County Industrial Development Authority, Pennsylvania, Exempt Facilities Revenue Bonds, 1998
                 Series A, 5.375%, 6/01/28 (Alternative Minimum Tax)                           6/08 at 102     Aaa       6,044,400

    7,590,000   Indiana County Industrial Development Authority (Pennsylvania), Pollution Control Revenue Bonds,
                 1997 Series A (Metropolitan Edison Company Project), 5.950%, 5/01/27
                 (Alternative MinimumTax)                                                      5/07 at 102     Aaa       8,124,640

   15,000,000   Lehigh County Industrial Development Authority, Pollution Control Revenue Refunding Bonds, 1992
                 Series A (Pennsylvania Power and Light Company Project), 6.400%, 11/01/21    11/02 at 102     Aaa      16,457,400

    7,350,000   Luzerne County Industrial Development Authority, Exempt Facilities Revenue Refunding Bonds, 1992
                 Series A (Pennsylvania Gas and Water Company Project), 7.200%, 10/01/17
                 (Alternative Minimum Tax)                                                    10/02 at 102     A-        8,131,085

    4,500,000   Luzerne County Industrial Development Authority, Exempt Facilities Revenue Bonds, 1992 Series B
                 (Pennsylvania Gas and Water Company Project), 7.125%, 12/01/22
                 (Alternative Minimum Tax)                                                    12/02 at 102     A-        4,970,700

    3,575,000   Montgomery County Industrial Development Authority, Pollution Control Revenue Refunding Bonds,
                 1991 Series B (Philadelphia Electric Company Project), 6.700%, 12/01/21      12/01 at 102     Aaa       3,890,065


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.5%

    1,975,000   Delaware County Industrial Development Authority, Water Facilities Revenue Refunding Bonds
                 (Philadelphia Suburban Water Company Project), Series of 1992,
                 6.500%, 6/01/10                                                               6/02 at 102     Aaa       2,153,046

    5,500,000   Northumberland County Industrial Development Authority, Exempt Facilities Revenue Bonds, 1993
                 Series (Roaring Creek Water Company Project), 6.375%, 10/15/23
                 (Alternative Minimum Tax)                                                    10/03 at 102     N/R       5,702,455

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1995:
    3,000,000    6.750%, 8/01/05                                                               No Opt.Call     Aaa       3,420,180
    2,730,000    6.250%, 8/01/10                                                               No Opt.Call     Aaa       3,128,907

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1993:
    2,335,000    5.750%, 6/15/13                                                               6/03 at 102     Aaa       2,480,423
    2,300,000    5.500%, 6/15/14                                                               6/03 at 102     Aaa       2,362,076
------------------------------------------------------------------------------------------------------------------------------------

$ 327,255,000   Total Investments - (cost $326,761,509) - 98.1%                                                          345,485,510
=============

   Principal                                                                               Optional Call                Market
     Amount     Description                                                                 Provisions*    Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Temporary Investments in Short-Term Municipal Securities - 0.7%

$   2,400,000   Allegheny County Hospital Development Authority (Allegheny County,
=============   Pennsylvania), Health Center Revenue Bonds, Series 1990 A
                (Presbyterian-University Health System, Inc.), Variable Rate Demand
                Bonds, 3.600%, 3/01/20+                                                                    VMIG-1        $2,400,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      4,237,844
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 352,123,354
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1998
                                                             New Jersey           New Jersey        Pennsylvania        Pennsylvania
                                                     Investment Quality       Premium Income  Investment Quality    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market
   value (note 1)                                          $430,251,496         $274,151,582        $366,201,152        $345,485,510
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                             --                   --             800,000           2,400,000
 Cash                                                         4,003,382                   --              62,167           8,617,737
 Receivables:
   Interest                                                   7,495,861            4,790,428           6,052,424           5,035,044
   Investments sold                                             350,000               55,000                  --              60,000
 Other assets                                                    20,390               25,588              28,751              25,915
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          442,121,129          279,022,598         373,144,494         361,624,206
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                      --            3,486,194                  --                  --
 Payable for investments purchased                            1,229,315                   --           8,223,544           8,074,743
 Accrued expenses:
   Management fees (note 6)                                     229,391              144,646             190,468             184,860
   Other                                                        182,059              207,269             204,658             233,938
 Preferred share dividends payable                               33,795               51,356              52,513              30,968
 Common share dividends payable                               1,568,620              857,343           1,334,263             976,343
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       3,243,180            4,746,808          10,005,446           9,500,852
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $438,877,949         $274,275,790        $363,139,048        $352,123,354
====================================================================================================================================

Preferred shares, at liquidation value                     $130,000,000         $ 91,600,000        $110,000,000        $118,100,000
====================================================================================================================================

Preferred shares outstanding                                      5,200                3,664               4,400               4,724
====================================================================================================================================

Common shares outstanding                                    19,731,074           11,907,540          15,884,079          15,747,463
====================================================================================================================================

Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by
   Common shares outstanding)                              $      15.65         $      15.34         $     15.94         $     14.86
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 1998
                                                             New Jersey           New Jersey        Pennsylvania        Pennsylvania
                                                     Investment Quality       Premium Income  Investment Quality    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                  $26,227,003          $15,333,181         $22,325,746         $19,009,187
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     2,782,068            1,747,972           2,318,967           2,228,612
 Preferred shares - auction fees                                325,000              229,001             274,998             295,249
 Preferred shares - dividend disbursing agent fees               20,533               33,830              23,119              33,933
 Shareholders' servicing agent fees and expenses                 56,531               31,375              61,691              50,528
 Custodian's fees and expenses                                   74,140               57,891              66,591              65,814
 Directors'/Trustees' fees and expenses (note 6)                  5,256                3,534               4,523               4,235
 Professional fees                                               18,122               17,090              17,685              17,395
 Shareholders' reports - printing and mailing expenses           95,458               53,617              66,494              85,419
 Stock exchange listing fees                                     24,727               27,559              28,372              27,554
 Investor relations expense                                      36,581               22,631              32,749              30,552
 Other expenses                                                  28,547               26,792              23,806              24,063
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                3,466,963            2,251,292           2,918,995           2,863,354
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        22,760,040           13,081,889          19,406,751          16,145,833
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions
  (notes 1 and 4)                                             1,145,279            1,139,335             736,176           2,190,521
Net change in unrealized appreciation or
  depreciation of investments                                 4,551,886            6,532,010             670,433           8,353,368
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     5,697,165            7,671,345           1,406,609          10,543,889
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $28,457,205          $20,753,234         $20,813,360         $26,689,722
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                             New Jersey Investment Quality             New Jersey Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                               6/30/98              6/30/97             6/30/98             6/30/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $ 22,760,040         $ 22,951,956        $ 13,081,889        $ 12,911,202
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                            1,145,279              626,155           1,139,335            (823,979)
Net change in unrealized appreciation or
 depreciation of investments                                 4,551,886            6,063,373           6,532,010           7,032,022
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  28,457,205           29,641,484          20,753,234          19,119,245
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                     (18,755,870)         (18,519,904)        (10,251,340)        (10,008,574)
   Preferred shareholders                                   (4,393,050)          (4,188,974)         (3,059,919)         (2,744,682)
From accumulated net realized gains
 from investment transactions:
   Common shareholders                                        (592,823)                  --                  --                 --
   Preferred shareholders                                     (132,888)                  --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (23,874,631)         (22,708,878)        (13,311,259)        (12,753,256)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                      2,673,402            2,351,238             760,188                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   7,255,976            9,283,844           8,202,163           6,365,989
Net assets at beginning of year                            431,621,973          422,338,129         266,073,627         259,707,638
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $438,877,949         $431,621,973        $274,275,790        $266,073,627
===================================================================================================================================

Balance of undistributed net investment income
 at end of year                                           $    560,057         $    948,937        $    607,954        $    837,324
===================================================================================================================================
                                                            Pennsylvania Investment Quality          Pennsylvania Premium Income 2
----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                               6/30/98              6/30/97             6/30/98             6/30/97
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                    $  19,406,751        $  19,790,342       $  16,145,833       $  16,358,970
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              736,176              360,973           2,190,521            (266,763)
Net change in unrealized appreciation or
 depreciation of investments                                   670,433            2,891,910           8,353,368          10,125,469
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  20,813,360           23,043,225          26,689,722          26,217,676
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                     (15,952,202)         (15,875,077)        (12,188,569)        (12,220,049)
   Preferred shareholders                                   (3,634,806)          (3,710,061)         (4,129,260)         (4,109,035)
From accumulated net realized gains from
 investment transactions:
   Common shareholders                                        (828,412)            (395,040)                 --                 --
   Preferred shareholders                                     (192,317)             (90,536)                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (20,607,737)         (20,070,714)        (16,317,829)        (16,329,084)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                      2,184,617            1,952,811                  --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   2,390,240            4,925,322          10,371,893           9,888,592
Net assets at beginning of year                            360,748,808          355,823,486         341,751,461         331,862,869
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $363,139,048         $360,748,808        $352,123,354        $341,751,461
==================================================================================================================================

Balance of undistributed net investment income
 at end of year                                           $    529,828         $    710,085        $    141,590        $   313,586
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, New Jersey Investment Quality, Pennsylvania Investment Quality and Pennsylvania Premium Income 2 had when-issued and delayed delivery purchase commitments of $1,229,315, $8,223,544 and $8,074,743, respectively. There were no such outstanding purchase commitments in New Jersey Premium Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each New Jersey Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the New Jersey Funds. Each Pennsylvania Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal, Pennsylvania state personal income and the Philadelphia School District Investment Income taxes, to retain such tax-exempt status when distributed to shareholders of the Pennsylvania Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, were as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                                                  3,200           --           --          844
   Series T                                                     --          624           --           --
   Series W                                                     --        1,440        2,400           --
   Series Th                                                 2,000        1,600        2,000        2,080
   Series F                                                     --           --           --        1,800
---------------------------------------------------------------------------------------------------------

Total                                                        5,200        3,664        4,400        4,724
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Common shares were as follows:

                                                  New Jersey Investment Quality  New Jersey Premium Income
---------------------------------------------------------------------------------------------------------
                                                       Year Ended   Year Ended   Year Ended    Year Ended
                                                          6/30/98      6/30/97      6/30/98       6/30/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                        161,805      150,625       49,041           --
=========================================================================================================
                                                                                         Pennsylvania
                                                   Pennsylvania Investment Quality     Premium Income 2
---------------------------------------------------------------------------------------------------------
                                                       Year Ended   Year Ended   Year Ended    Year Ended
                                                          6/30/98      6/30/97      6/30/98       6/30/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                          128,464      118,967           --            --
=========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 3, 1998, to shareholders of record on July 15, 1998, as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Dividend per share                                         $ .0795      $ .0720      $ .0840      $ .0620
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended June 30, 1998, were as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $26,970,668  $39,214,548  $47,146,967 $117,039,087
   Temporary municipal investments                      51,100,000   12,300,000   63,165,000   91,600,000
Sales and Maturities:
   Investments in municipal securities                  30,405,185   34,552,850   32,879,697  109,393,086
   Temporary municipal investments                      51,100,000   12,300,000   62,365,000   90,325,000
=========================================================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At June 30,1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                                  New Jersey Pennsylvania
                                                                                     Premium      Premium
                                                                                      Income     Income 2
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                           $3,583,548     $     --
   2003                                                                              129,409       67,894
   2004                                                                              650,143       40,999
   2005                                                                              174,583      169,168
---------------------------------------------------------------------------------------------------------

Total                                                                             $4,537,683     $278,061
=========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1998, were as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $30,081,552  $15,338,926  $27,963,524  $18,741,165
   depreciation                                            (92,392)    (810,530)      (8,874)     (17,164)
---------------------------------------------------------------------------------------------------------

Net unrealized appreciation                            $29,989,160  $14,528,396  $27,954,650  $18,724,001
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At June 30, 1998, net assets consisted of:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $130,000,000  $91,600,000 $110,000,000 $118,100,000
Common shares, $.01 par value per share                    197,311      119,075      158,841      157,475
Paid-in surplus                                        277,529,872  171,962,679  224,443,348  215,278,352
Balance of undistributed net investment income             560,057      607,954      529,828      141,590
Accumulated net realized gain (loss) from
   investment transactions                                 601,549   (4,542,314)      52,381     (278,064)
Net unrealized appreciation of investments              29,989,160   14,528,396   27,954,650   18,724,001
---------------------------------------------------------------------------------------------------------

Net assets                                            $438,877,949 $274,275,790 $363,139,048 $352,123,354
=========================================================================================================
Authorized shares:
   Common                                              200,000,000  200,000,000    Unlimited    Unlimited
   Preferred                                             1,000,000    1,000,000    Unlimited    Unlimited
=========================================================================================================

                            Financial Highlights

                            Selected data for a Common share outstanding throughout each period is as follows:

                                            Investment Operations
                                   ------------------------------------
                                                          Net
                                                    Realized/
                       Beginning          Net      Unrealized
                       Net Asset   Investment      Investment
                           Value       Income      Gain (Loss)    Total
New Jersey Investment Quality
Year Ended 6/30:
    1998                  $15.41        $1.16          $  .29     $1.45
    1997                   15.05         1.18             .34      1.52
    1996                   15.06         1.17            (.01)     1.16
    1995                   14.73         1.20             .40      1.60
    1994                   15.88         1.20           (1.07)      .13
New Jersey Premium Income
Year Ended 6/30:
    1998                   14.71         1.10             .65      1.75
    1997                   14.18         1.09             .51      1.60
    1996                   13.97         1.08             .20      1.28
    1995                   13.46         1.06             .55      1.61
11 mos. ended
    6/30/94                14.52          .94           (1.12)     (.18)
12/17/92 to
     7/31/93               14.05          .40             .68      1.08
Pennsylvania Investment Quality
Year ended 6/30:
    1998                   15.91         1.23             .10      1.33
    1997                   15.72         1.26             .22      1.48
    1996                   15.86         1.28            (.08)     1.20
    1995                   15.49         1.29             .41      1.70
    1994                   16.42         1.30            (.86)      .44
Pennsylvania Premium Income 2
Year ended 6/30:
    1998                   14.20         1.02             .67      1.69
    1997                   13.57         1.04             .63      1.67
    1996                   13.25         1.04             .33      1.37
    1995                   12.53         1.05             .77      1.82
    1994                   14.35         1.00           (1.71)     (.71)
                                             Less Distributions
                    -------------------------------------------------------------------
                             Net           Net
                      Investment    Investment      Capital       Capital
                          Income        Income        Gains         Gains
                       To Common  To Preferred    To Common  To Preferred
                    Shareholders Shareholders+ Shareholders Shareholders+         Total
New Jersey Investment Quality
Year Ended 6/30:
    1998                 $ (.95)       $(.22)        $(.03)    $(.01)           $(1.21)
    1997                   (.95)        (.21)           --        --             (1.16)
    1996                   (.94)        (.23)           --        --             (1.17)
    1995                  (1.01)        (.24)         (.02)       --             (1.27)
    1994                  (1.07)        (.14)         (.06)     (.01)            (1.28)
New Jersey Premium Income
Year Ended 6/30:
    1998                   (.86)        (.26)           --        --             (1.12)
    1997                   (.84)        (.23)           --        --             (1.07)
    1996                   (.81)        (.26)           --        --             (1.07)
    1995                   (.81)        (.28)         (.01)       --             (1.10)
11 mos. ended
    6/30/94                (.71)        (.17)           --        --              (.88)
12/17/92 to
     7/31/93               (.34)        (.06)           --        --              (.40)
Pennsylvania Investment Quality
Year ended 6/30:
    1998                  (1.01)        (.23)         (.05)     (.01)            (1.30)
    1997                  (1.01)        (.24)         (.03)     (.01)            (1.29)
    1996                  (1.05)        (.25)         (.03)     (.01)            (1.34)
    1995                  (1.07)        (.26)           --        --             (1.33)
    1994                  (1.16)        (.16)         (.04)     (.01)            (1.37)
Pennsylvania Premium Income 2
Year ended 6/30:
    1998                   (.77)        (.26)           --        --             (1.03)
    1997                   (.78)        (.26)           --        --             (1.04)
    1996                   (.78)        (.27)           --        --             (1.05)
    1995                   (.81)        (.29)           --        --             (1.10)
    1994                   (.79)        (.18)           --        --              (.97)
                                                          Total Returns
                                                ------------------------------
                Organization and
             Offering Costs and
                 Preferred Share       Ending
                    Underwriting    Net Asset            Ending       Based on   Based on Net
                       Discounts        Value      Market Value Market Value**  Asset Value**
New Jersey Investment Quality
Year Ended 6/30:
    1998                     $--       $15.65          $17.1250         11.38%          8.12%
    1997                      --        15.41           16.3125         16.50           8.92
    1996                      --        15.05           14.8750          8.17           6.28
    1995                      --        15.06           14.6250          3.03           9.71
    1994                      --        14.73           15.2500         (4.63)          (.27)
New Jersey Premium Income
Year Ended 6/30:
    1998                      --        15.34           15.5625         11.12          10.35
    1997                      --        14.71           14.8125         20.95           9.94
    1996                      --        14.18           13.0000          4.24           7.37
    1995                      --        13.97           13.2500         14.60          10.39
11 mos. ended
    6/30/94                   --        13.46           12.3750        (13.16)         (2.61)
12/17/92 to
     7/31/93               (.21)        14.52           15.0000          2.27           5.78
Pennsylvania Investment Quality
Year ended 6/30:
    1998                      --        15.94           17.2500          8.77           7.02
    1997                      --        15.91           16.8750          9.75           8.01
    1996                      --        15.72           16.3750         12.74           6.00
    1995                      --        15.86           15.5000          2.32           9.77
    1994                      --        15.49           16.2500          (.39)          1.23
Pennsylvania Premium Income 2
Year ended 6/30:
    1998                      --        14.86           13.4375          6.27          10.29
    1997                      --        14.20           13.3750         14.82          10.61
    1996                      --        13.57           12.3750          2.21           8.39
    1995                      --        13.25           12.8750         11.50          12.87
    1994                   (.14)        12.53           12.3750        (10.29)         (7.60)
                                  Ratios/Supplemental Data
                      ---------------------------------------------------
                                                  Ratio of Net
                                     Ratio of       Investment
                          Ending  Expenses to        Income to  Portfolio
                      Net Assets      Average          Average   Turnover
                           (000) Net Assets++     Net Assets++       Rate
New Jersey Investment Quality
Year Ended 6/30:
    1998                $438,878          .79%           5.20%     6%
    1997                 431,622          .80            5.36     15
    1996                 422,338          .81            5.33     16
    1995                 420,944          .85            5.57     13
    1994                 259,718          .82            5.39      5
New Jersey Premium Income
Year Ended 6/30:
    1998                 274,276          .83            4.81     13
    1997                 266,074          .83            4.91     18
    1996                 259,708          .86            4.90     32
    1995                 257,251          .94            5.08     15
11 mos. ended
    6/30/94              113,458         .91*            4.72*    12
12/17/92 to
     7/31/93             118,885         .97*            3.75*     5
Pennsylvania Investment Quality
Year ended 6/30:
    1998                 363,139          .80            5.34      9
    1997                 360,749          .81            5.52      8
    1996                 355,823          .82            5.53     12
    1995                 355,831          .87            5.70      9
    1994                 191,718          .84            5.54      3
Pennsylvania Premium Income 2
Year ended 6/30:
    1998                 352,123          .82            4.63     32
    1997                 341,751          .83            4.85     29
    1996                 331,863          .84            4.90     19
    1995                 326,771          .92            5.20      5
    1994                 139,053          .90            4.70     11

* Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and Income
European Value Fund

Growth and
Income Stock Fund

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and Bond Fund

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and Stock Fund

Tax-Free Income

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Insured
Intermediate-Term
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Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined
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Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended June 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.
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Serving Investors for Generations

Photo of: John Nuveen, Sr.

John Nuveen, Sr.
Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

LOGO:

1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

FAN-2-6-98